UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.___)

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TrustCo Bank Corp NY
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5 Sarnowski Drive, Glenville, New York 12302

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of TrustCo Bank Corp NY:

Notice is hereby given that the Annual Meeting of Shareholders of TrustCo Bank Corp NY, a New York corporation, will be held at Mallozzi’s Restaurant and Banquet House, 1930 Curry Road, Rotterdam, New York 12303, on May 19, 2011, at 4:00 pm local time, for the purpose of considering and voting upon the following matters:

1.	Election of Directors.

2.	Approval of the TrustCo Bank Corp NY 2010 Equity Incentive Plan.

3.	Approval of the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan.

4.	Approval of a Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers.

5.	Approval of a Nonbinding Advisory Resolution on the Frequency of an Advisory Vote on the Compensation of TrustCo’s Named Executive Officers.

6.	Ratification of the Appointment of Crowe Horwath LLP as TrustCo’s Independent Auditors for 2011.

7.	Any other business that properly may be brought before the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Robert M. Leonard
Robert M. Leonard, Secretary

March 25, 2011

YOUR VOTE IS IMPORTANT TO US

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED CARD AS PROMPTLY AS POSSIBLE.  YOU MAY ALSO VOTE USING THE INTERNET OR TELEPHONE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on May 19, 2011:

This Notice, the Proxy Statement attached to this Notice and TrustCo’s Annual Report to shareholders for the year ended December 31, 2010 are available free of charge at http://www.cfpproxy.com/6892.

TRUSTCO BANK CORP NY

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
May 19, 2011

This proxy statement is furnished in connection with the solicitation by the board of directors of TrustCo Bank Corp NY (also referred to as “TrustCo” or the “Company”) of proxies to be voted at TrustCo’s Annual Meeting of Shareholders.  The Annual Meeting will be held at 4:00 pm local time on Thursday, May 19, 2011, at Mallozzi’s Restaurant and Banquet House, 1930 Curry Road, Rotterdam, New York 12303.  This proxy statement and the form of proxy were first mailed to shareholders on or about March 25, 2011.

The record date for the Annual Meeting is March 22, 2011.  Only shareholders of record at the close of business on March 22, 2011 are entitled to notice of and to vote at the Annual Meeting.  Shareholders of record on that date are entitled to one vote for each share of TrustCo common stock they hold.  Each share of TrustCo’s common stock has one vote, and, as of March 1, 2011, there were 77,243,816 shares of common stock outstanding.

The Annual Meeting will be held if a majority of the outstanding shares of TrustCo’s common stock, constituting a quorum, is represented at the meeting.  If shareholders return a properly executed proxy card, their shares will be counted for purposes of determining a quorum at the meeting, even if they abstain from voting.  Abstentions and broker non-votes count as shares present at the Annual Meeting for purposes of determining a quorum.  If a shareholder owns shares in “street name” through a bank or broker, the shareholder may instruct his or her bank or broker how to vote the shares.  A “broker non-vote” occurs when a shareholder who owns shares through a bank or broker fails to provide the bank or broker with voting instructions and either the bank or broker does not have the discretionary authority to vote the shares on a particular proposal or the bank or broker otherwise fails to vote the shares.  Under the rules of the NASDAQ Stock Market and the New York Stock Exchange, brokers do not have discretionary authority to vote shares on proposals that are not “routine.”

Proposal 1 (Election of Directors), Proposal 2 (Approval of the TrustCo Bank Corp NY 2010 Equity Incentive Plan), Proposal 3 (Approval of the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan), Proposal 4 Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers), and Proposal 5 (Advisory Resolution on the Frequency of an Advisory Vote on the Compensation of TrustCo’s Named Executive Officers), would not be considered routine matters under the NASDAQ Stock Market and New York Stock Exchange rules, so brokers do not have discretionary authority to vote shares held in street name on those items.  If a shareholder wishes for his or her shares to be voted on these matters, the shareholder must provide his or her broker with voting instructions.  Proposal 6 (Ratification of the Appointment of Crowe Horwath LLP as TrustCo’s Independent Auditors) is considered a routine matter, so the bank or broker will have discretionary authority to vote shares held in street name on that item.

All shares of TrustCo’s common stock represented at the Annual Meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card.  If shareholders return a signed proxy card but fail to instruct how the shares registered in their names must be voted, the shares will be voted as recommended by TrustCo’s board of directors.  The board of directors recommends that shareholders vote:

•	“For” each of the nominees for director,

•	“For” approval of the TrustCo Bank Corp NY 2010 Equity Incentive Plan,

•	“For” approval of the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan,

•	“For” the approval of the nonbinding advisory resolution approving the compensation of TrustCo’s named executive officers,

•	“For” the approval of the nonbinding advisory resolution for the advisory vote on the compensation of TrustCo’s named executive officers to be held every three years, and

•	“For” ratification of the appointment of Crowe Horwath LLP as TrustCo’s independent auditors.

If any matter not described in this proxy statement is properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote the shares for which they have voting authority.  TrustCo does not know of any other matters to be presented at the Annual Meeting.

Any shareholder executing a proxy solicited under this proxy statement has the power to revoke it by giving written notice to the Secretary of TrustCo at its main office address at any time prior to the exercise of the proxy.

TrustCo will solicit proxies primarily by mail, although proxies also may be solicited by directors, officers, and employees of TrustCo or TrustCo’s wholly owned subsidiary, Trustco Bank.  These persons may solicit proxies personally or by telephone, and they will receive no additional compensation for such services.  TrustCo also has retained Regan & Associates, Inc. to aid in the solicitation of proxies for a solicitation fee of $7,750 plus expenses and a delivery fee of $2,250.  The entire cost of this solicitation will be paid by TrustCo.

THE ANNUAL MEETING

A description of the items to be considered at the Annual Meeting, as well as other information concerning TrustCo and the meeting, is set forth below.

Proposal 1 - Election of Directors

The first item to be acted upon at the Annual Meeting is the election of two directors to serve on the TrustCo board of directors.  The nominees for election as directors for three-year terms expiring at TrustCo’s 2014 Annual Meeting are Anthony J. Marinello, M.D., Ph.D. and William D. Powers.  Each of the nominees is an incumbent director and was approved by TrustCo’s board of directors.

TrustCo’s Certificate of Incorporation provides that TrustCo’s board of directors will consist of not less than five nor more than fifteen members, with, under TrustCo’s Bylaws, the total number of directors to be fixed by resolution of the board or the shareholders.  Currently, the number of directors is fixed at eight.

TrustCo’s Certificate of Incorporation and Bylaws require TrustCo’s board to be divided into three classes, as nearly equal in number as possible, with one class to be elected each year for a term of three years.

The pages that follow set forth information regarding TrustCo’s nominees, as well as information regarding the remaining members of TrustCo’s board.  Proxies will be voted in accordance with the specific instructions contained in the proxy card; properly executed proxies that do not contain voting instructions will be voted “For” the election of TrustCo’s nominees.  If any such nominee becomes unavailable to serve, the shares represented by all valid proxies will be voted for the election of such other person as TrustCo’s board may recommend.  Each of TrustCo’s nominees has consented to being named in this proxy statement and to serve if elected.  The board of directors has no reason to believe that any nominee will decline or be unable to serve if elected.

Information with regard to the business experience of each director and nominee and the ownership of common stock on December 31, 2010 has been furnished by each director and nominee or has been obtained from TrustCo’s records.  TrustCo’s common stock is the only class of its equity securities outstanding.

INFORMATION ON TRUSTCO DIRECTORS AND NOMINEES
NOMINEES FOR ELECTION AS TRUSTCO DIRECTORS(1) FOR
THREE-YEAR TERMS TO EXPIRE IN 2014

	Shares of TrustCo Common Stock Beneficially Owned
Name and Principal Occupation(2)	No. of Shares (3)	Percent of Class
Anthony J. Marinello, M.D., Ph.D., Age 55, Physician. Director of TrustCo and Trustco Bank from 1995-present. Dr. Marinello contributes his experience as an entrepreneur operating a successful medical practice and his skills for developing and evaluating business strategies.	61,836	*

William D. Powers, Age 69, Partner, Powers & Company, LLC (consultants). Director of TrustCo and Trustco Bank from 1995-present. Mr. Powers contributes his experience as an entrepreneur operating a successful business enterprise and his skills for developing and evaluating business strategies.	162,743	*

OTHER TRUSTCO DIRECTORS(1)

	Shares of TrustCo Common Stock Beneficially Owned
Name and Principal Occupation(2)	No. of Shares (3)	Percent of Class
Dennis A. De Gennaro, Age 66, President and Chief Executive Officer, Camelot Associates, Corp. (commercial and residential home builder and developer). Director of TrustCo and Trustco Bank from 2009-present. Mr. De Gennaro is highly knowledgeable about commercial and residential real estate and contributes his organization skills and experience from operating a successful business enterprise.	55,028	*

____________________
*Less than 1%

See footnotes on page 8.

	Shares of TrustCo Common Stock Beneficially Owned
Name and Principal Occupation(2)	No. of Shares (3)	Percent of Class
Joseph A. Lucarelli, Age 70, President, Traditional Builders (residential home builder and developer). Former President, Bellevue Builders Supply, Inc. Director of TrustCo and Trustco Bank from 1999-present. Mr. Lucarelli is highly knowledgeable about commercial and residential real estate and contributes his organization skills and experience from operating a successful business enterprise.	188,068	*

Thomas O. Maggs, Age 66, President, Maggs & Associates, The Business Insurance Brokers, Inc. (insurance broker). Director of TrustCo and Trustco Bank from 2005-present. Mr. Maggs contributes his experience as an entrepreneur operating a successful business enterprise and his skills for developing and evaluating business strategies.	15,840	*

Robert A. McCormick, Age 74, Chairman of TrustCo and Trustco Bank 2001-2008. President & Chief Executive Officer of TrustCo and Trustco Bank 1984-2002. Director of TrustCo and Trustco Bank from 1980-present. Mr. McCormick retired as an executive officer of TrustCo and Trustco Bank as of November 1, 2002. Mr. McCormick has been associated with TrustCo for more than 30 years and has vast experience with all aspects of its operations. Robert A. McCormick is the father of Robert J. McCormick.	2,022,780	2.60
___________
*Less than 1%

See footnotes on page 8.

	Shares of TrustCo Common Stock Beneficially Owned
Name and Principal Occupation(2)	No. of Shares (3)	Percent of Class
Robert J. McCormick, Age 47, President and Chief Executive Officer of TrustCo since January 2004, Chairman 2009 and 2010, executive officer of TrustCo from 2001-present and President and Chief Executive Officer of Trustco Bank from November 2002-present. Director of TrustCo and Trustco Bank from 2005-present. Joined Trustco Bank in 1995. Mr. McCormick contributes his skills and knowledge obtained from being the chief executive officer of the Company and Trustco Bank. Robert J. McCormick is the son of Robert A. McCormick.	1,411,727	1.81

William J. Purdy, Age 76, President, Welbourne & Purdy Realty, Inc. Chairman of the Board of Directors for TrustCo and Trustco Bank 2011. Director of TrustCo and Trustco Bank from 1991-present. Mr. Purdy contributes his knowledge regarding commercial and residential real estate, his experience as an entrepreneur operating a successful business enterprise and his skills for developing and evaluating business strategies.	64,528	*

INFORMATION ON TRUSTCO EXECUTIVE OFFICERS

	Shares of TrustCo Common Stock Beneficially Owned
Name and Principal Occupation	No. of Shares (3)	Percent of Class
Robert T. Cushing, Age 55, Executive Vice President and Chief Financial Officer of TrustCo from January 2004-present, President, Chief Executive Officer and Chief Financial Officer of TrustCo from November 2002-December 2003. Executive officer of TrustCo and Trustco Bank from 1994-present. Joined TrustCo and Trustco Bank in 1994.	775,838	1.00
___________
*Less than 1%

See footnotes on page 8.

	Shares of TrustCo Common Stock Beneficially Owned
Name and Principal Occupation	No. of Shares (3)	Percent of Class

Scot R. Salvador, Age 44, Executive Vice President and Chief Banking Officer of TrustCo and Trustco Bank from January 2004-present. Executive officer of TrustCo and Trustco Bank from 2004-present. Joined Trustco Bank in 1995.	480,203	*

Robert M. Leonard, Age 48, Secretary of TrustCo and Trustco Bank 2003-2006 and 2009-present. Assistant Secretary of TrustCo and Trustco Bank 2006-2009. Senior Vice President of TrustCo and Trustco Bank from 2010-present. Administrative Vice President of TrustCo and Trustco Bank 2004-2009. Executive officer of TrustCo and Trustco Bank from 2003-present. Joined Trustco Bank in 1986.	94,496	*

Eric W. Schreck, Age 44, Senior Vice President and Florida Regional President Trustco Bank from 2009-present. Treasurer of TrustCo Bank from 2010-present. Executive officer of Trustco and Trustco Bank from 2010-present. Joined Trustco Bank in 1989.	64,506	*

Sharon J. Parvis, Age 59, Assistant Secretary of TrustCo and Trustco Bank from 2005-present, Vice President of Trustco Bank from 1996-present. Executive officer of TrustCo and Trustco Bank from 2005-present. Joined Trustco Bank in 1987.	43,033	*

Thomas M. Poitras, Age 48, Assistant Secretary of TrustCo and Trustco Bank 2003-2006 and 2009 - present. Secretary of TrustCo and Trustco Bank 2006-2009, Vice President of Trustco Bank from 2001-present. Executive officer of TrustCo and Trustco Bank from 2005-present. Joined Trustco Bank in 1986.	77,693	*
_____________
*Less than 1%

See footnotes on page 8.

TRUSTCO DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS AS A GROUP (14 INDIVIDUALS) BENEFICIALLY OWN 5,518,319 SHARES OF COMMON STOCK, WHICH REPRESENTS 6.95% OF THE OUTSTANDING SHARES.

Footnotes:
(1)	Directors of TrustCo Bank Corp NY are also directors of Trustco Bank.
(2)	Each of the directors has held, or retired from, the same position or another executive position with the same employer during the past five years.
(3)
Each director and executive officer named herein has sole voting and investment power with respect to the shares listed above except as noted below.  Voting or investment power is shared by the spouse or other immediate family members with respect to the number of shares indicated for the following directors or executive officers:  Dr. Anthony J. Marinello, 29,922 shares; William D. Powers, 154,743 shares; Robert J. McCormick, 163,515 shares; and Robert M. Leonard, 12,386 shares.  Voting or investment power is held by the spouse or other immediate family members with respect to the number of shares indicated for the following directors or executive officers, each of whom disclaims beneficial ownership of such securities:  Robert T. Cushing, 485,837 shares; Joseph A. Lucarelli, 23,805 shares; Dr. Anthony J. Marinello, 14,350 shares; Robert A. McCormick, 69,994 shares; Robert J. McCormick, 43,160 shares; Robert M. Leonard, 3,444 shares; and Thomas M. Poitras, 1,915 shares.  Included for Robert J. McCormick are 142,129 shares in trust at Trustco Bank for which Robert J. McCormick is co-trustee, and 71,397 shares that are held by Trustco Bank as a co-trustee of trusts for the benefit of Robert J. McCormick or his family.  The number of shares owned by each of the directors and executive officers includes options to acquire the following number of shares:  Robert T. Cushing, 290,000 shares; Robert M. Leonard, 54,000 shares; Joseph A. Lucarelli, 13,395 shares; Thomas O. Maggs, 4,000 shares; Dr. Anthony J. Marinello, 13,395 shares; Robert A. McCormick, 532,500 shares; Robert J. McCormick, 680,000 shares; William D. Powers, 8,000 shares; William J. Purdy, 13,395 shares; Scot R. Salvador, 420,000 shares; Sharon J. Parvis, 37,935 shares; Thomas M. Poitras, 47,500 shares, and Eric W. Schreck, 29,500 shares.

Board Meetings and Committees

TrustCo’s full board held nine meetings during 2010.  All of the directors, except for Robert A. McCormick and Robert J. McCormick, would be considered to be “independent directors” under the listing qualifications rules for companies such as TrustCo, whose shares are traded on The NASDAQ Stock Market.  TrustCo’s independent directors met in executive session twice during 2010.

TrustCo maintains a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee.  The charters of each of the committees may be found on TrustCo’s website (www.trustcobank.com) under the “Investor Relations” tab.

The Nominating and Corporate Governance Committee held three meetings in 2010.  The directors currently serving on the Nominating and Corporate Governance Committee are Joseph A. Lucarelli (Chairman), Dennis A. De Gennaro, Thomas O. Maggs, Dr. Anthony J. Marinello, William D. Powers, and William J. Purdy.  The function of the Nominating and Corporate Governance Committee is to assist the board by recommending and reviewing individuals for consideration as directors and develop and annually review governance guidelines applicable to the Company.

TrustCo’s Audit Committee held four meetings in 2010.  The directors currently serving on the Audit Committee are William D. Powers (Chairman), Dennis A. De Gennaro, Joseph A. Lucarelli, Dr. Anthony J. Marinello, Thomas O. Maggs, and William J. Purdy.  The function of the Audit Committee includes the review of TrustCo’s and Trustco Bank’s internal audit procedures and also the review of the adequacy of internal accounting controls for TrustCo and Trustco Bank.  In addition, the Audit Committee annually recommends the use of external audit firms by TrustCo and Trustco Bank in the coming year, after reviewing performance of the existing vendors and available audit resources.  Please refer to the discussion under “Audit Committee” for a more detailed description of the Audit Committee’s activities.

TrustCo’s Compensation Committee held four meetings in 2010.  The directors currently serving on the Compensation Committee are Joseph A. Lucarelli (Chairman), Dennis A. De Gennaro, Thomas O. Maggs, Dr. Anthony J. Marinello, William D. Powers, and William J. Purdy.  The function of the Compensation Committee is to determine the total compensation of the chief executive officer and to review general compensation practices of TrustCo and Trustco Bank including the executive officers.  Please refer to the discussion under “Compensation Committee” for a more detailed description of the Compensation Committee’s activities.

TrustCo provides an informal process for shareholders to send communications to the board.  Shareholders who wish to contact the board or any of its members may do so in writing to TrustCo Bank Corp NY, Attention: Corporate Secretary, P.O. Box 1082, Schenectady, New York 12301-1082.

Although TrustCo does not have a policy with regard to board members’ attendance at the Annual Meeting of Shareholders, the directors are encouraged to attend such meetings, and all of the directors attended the 2010 Annual Meeting.

Director Nominations

Each of the nominees slated for election at the Annual Meeting was considered and selected by the Nominating and Corporate Governance Committee and unanimously approved by TrustCo’s independent directors.

The Nominating and Corporate Governance Committee is appointed by the board of directors in part to review and identify individuals qualified to become board members and to recommend to the board the director nominees for the Annual Meeting of Shareholders.

As a general matter, the board believes that a candidate for board membership should have high personal and professional ethics, integrity, and values; an inquiring and independent mind, practical wisdom, and mature judgment; broad policy-making experience in business, government, or community organizations; expertise useful to TrustCo and complementary to the background and experience of other board members; willingness to devote the time necessary to carrying out the duties and responsibilities of board membership; commitment to serve on the board over a period of several years to develop knowledge about TrustCo, its strategy, and its principal operations; and willingness to represent the best interests of all of TrustCo’s constituencies.  Although neither the committee nor the full board of directors has a formal policy with respect to diversity, the committee and the board have a general objective of having a board that encompasses a broad range of talents and expertise and reflects a diversity of background, experience, and viewpoints.

After a potential candidate is identified, the committee will investigate and assess the qualifications, experience, and skills of the candidate.  The investigation process may, but need not, include one or more meetings with the candidate by a member or members of the committee.  From time to time, but at least once each year, the committee meets to evaluate the needs of the board and to discuss the candidates for nomination to the board. Such candidates may be presented to the shareholders for election or appointed to fill vacancies. All nominees must be approved by the committee and by a majority of the members of the board who are independent as defined in the NASDAQ Stock Market rules.

The committee will consider written recommendations by shareholders for nominees for election to the board. The persons identified in such recommendations will be evaluated under the same criteria and procedures used for other board candidates. Under TrustCo’s Bylaws, written nominations of persons for election to the board of directors must be delivered or mailed to the board not less than 14 and not more than 50 days prior to any meeting of shareholders called for the purpose of the election of directors, or not later than 7 days prior to the meeting if less than 21 days’ notice of the meeting is provided.

Compensation Committee

The Compensation Committee is responsible for determining the compensation of the chief executive officer and reviewing the compensation of TrustCo’s and Trustco Bank’s executive officers.  Under the supervision and direction of the Compensation Committee, TrustCo and Trustco Bank have developed compensation policies, plans, and programs that seek to enhance the profitability of TrustCo and Trustco Bank, and ultimately enhance shareholder value, by aligning closely the financial interests of TrustCo’s senior management with those of its shareholders.

Compensation Committee Report.  The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the management of TrustCo and Trustco Bank.  Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE:	Joseph A. Lucarelli, Chairman
Dennis A. De Gennaro
Dr. Anthony J. Marinello
Thomas O. Maggs
William D. Powers
William J. Purdy

Audit Committee

The Audit Committee of TrustCo’s board is responsible for providing independent, objective oversight of TrustCo’s accounting functions, internal controls, and financial reporting process.  The Audit Committee is composed of six directors, each of whom is independent under listing standards of The NASDAQ Stock Market, and each member of the Audit Committee satisfies the “financial sophistication” requirement also set forth in those listing standards.  The board of directors has determined the Company does not have an Audit Committee “financial expert” serving on its Audit Committee.  TrustCo’s board believes that in order to fulfill all the functions of the board and the Audit Committee, each member of the board and the Audit Committee should meet all the criteria that have been established by the board for board membership and that it is not in the best interests of TrustCo to nominate as a director someone who does not have all the experience, attributes and qualifications that TrustCo seeks.  Further, the board believes that the present members of the Audit Committee have sufficient knowledge and experience in financial affairs to effectively perform their duties.  To assist in the performance of its duties, the Audit Committee retained Marvin and Company, PC, an independent accounting firm, as a consultant to the committee.

The Audit Committee operates under a written charter approved by the board of directors.  Each year, the Audit Committee reviews the adequacy of the charter and recommends any changes or revisions that the committee considers necessary or appropriate.  A copy of the Audit Committee’s charter may be found on TrustCo’s website (www.trustcobank.com) under the “Investor Relations” tab.

The following table presents fees for professional audit services rendered by Crowe Horwath LLP, TrustCo’s independent accounting firm.  The services included audits of TrustCo’s annual consolidated financial statements for the years ended December 31, 2010 and 2009 and of the effectiveness of internal controls over financial reporting.

	2010	2009
Audit fees	$356,000	$313,500
Audit related fees(1)	17,100	94,000
Tax fees	--	--
All other fees	--	--
Total fees	$373,100	$407,500

(1)	For 2010, audit related fees consisted of reviewing SEC matters and accounting research. For 2009, audit related fees consisted of audits of prior year financial statements (2008 and 2007).

It is the Audit Committee’s policy to preapprove all audit and nonaudit services provided by the Company’s independent accountants.  In certain circumstances, the Audit Committee’s policies and procedures provide the committee’s chairman with the authority to preapprove services from the Company’s independent accountants, which such approval is then reviewed and approved at the next Audit Committee meeting.  Accordingly, all of the services described above were approved by the Audit Committee.

Audit Committee Report.  The Audit Committee’s responsibility is to monitor and oversee TrustCo’s financial reporting and audit processes and to otherwise conduct its activities as provided for in its charter.  Management is responsible for TrustCo’s internal controls and financial reporting process.  TrustCo’s independent accountants for 2010, Crowe Horwath, were responsible for performing an independent audit of TrustCo’s consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report thereon.  TrustCo’s Internal Audit Department is responsible for monitoring compliance with internal policies and procedures.  In performing its oversight, the Audit Committee reviews the performance of Crowe Horwath and TrustCo’s internal auditors.

In connection with these responsibilities, the Audit Committee met with management and Crowe Horwath to review and discuss TrustCo’s December 31, 2010 and 2009 consolidated financial statements.  The Audit Committee also discussed with Crowe Horwath the matters required to be communicated to audit committees in accordance with professional standards and received the written disclosures and a letter from Crowe Horwath required by relevant regulatory and professional standards regarding auditor communications with audit committees concerning independence.

Based upon the Audit Committee’s discussions with management and the independent accountants, and its review of the information described in the preceding paragraphs, the Audit Committee has recommended that the board of directors include the audited consolidated financial statements in TrustCo’s Annual Report on Form 10-K for the year ended December 31, 2010, to be filed with the Securities and Exchange Commission.

AUDIT COMMITTEE:	William D. Powers, Chairman
Dennis A. De Gennaro
Joseph A. Lucarelli
Dr. Anthony J. Marinello
Thomas O. Maggs
William J. Purdy

Board Leadership Structure and Role in Risk Oversight

The position of TrustCo’s chairman of the board and the office of its president and chief executive officer are held by different persons.  The chairman of the board, William J. Purdy, is an independent director who has been a member of the board since 1991.  Mr. Purdy became chairman in January 2011 in connection with the adoption by TrustCo’s board of directors of a new policy under which the positions of chief executive officer and chairman of the board will be separated and the position of chairman of the board will rotate among TrustCo’s independent directors on an annual basis.  Mr. Purdy is a member of the Nominating and Corporate Governance Committee, the Audit Committee, and the Compensation Committee.

The board of directors has determined that the separation of the roles of chairman of the board and chief executive officer will enhance board independence and oversight.  More specifically, the board believes that separating the roles will allow the Company’s president and chief executive officer, Robert J. McCormick, to better focus on developing and implementing corporate initiatives, enhancing shareholder value and strengthening our business and operations, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to, and independent oversight of, management.

The board of directors as a whole is ultimately responsible for risk management oversight of TrustCo and its subsidiaries.  In carrying out its responsibilities in this area, it has delegated important duties to its committees, including the Audit Committee.

The Audit Committee, whose members are independent, meets each quarter with the internal auditor and the Company’s independent auditor to review all financial and public disclosures.  In addition, the Compensation Committee has reviewed the Company’s compensation policies and procedures and has concluded that the policies are not reasonably likely to have a material adverse affect on the Company.

The entire board reviews and approves, on an annual basis, all significant policies that address risk, including credit risk, interest rate risk, liquidity risk, and compliance risk.  The board also monitors risk through reports received on a periodic basis.  Annually, the board approves the Company’s contingency plan as well as its insurance program.

Vote Required and Recommendation

The two nominees for election to the TrustCo board for three-year terms expiring at the 2014 Annual Meeting of Shareholders who receive the greatest number of votes will be elected to the board. Each nominee must, however, receive the affirmative vote of a majority of the outstanding shares of TrustCo common stock in order to be elected a director.

THE TRUSTCO BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE TRUSTCO DIRECTOR NOMINEES AS TRUSTCO DIRECTORS, WHICH IS ITEM 1 ON THE TRUSTCO PROXY CARD.

Proposal 2 - Approval of the TrustCo Bank Corp NY 2010 Equity Incentive Plan

On December 21, 2010, based on the recommendation of the Compensation Committee, the TrustCo board adopted the TrustCo Bank Corp NY 2010 Equity Incentive Plan (the “2010 Incentive Plan”) and directed that the 2010 Incentive Plan be submitted to the shareholders at the Annual Meeting.  Shareholder approval of the 2010 Incentive Plan will also constitute approval of the performance measures identified below under “Performance-Based Awards,” for purposes of the shareholder approval requirements of Section 162(m) of the U.S. Internal Revenue Code (also referred as the “Code”).

The principal features of the 2010 Incentive Plan are summarized in this proxy statement.  You should read the 2010 Incentive Plan for a full statement of its legal terms and conditions.  Appendix I to this proxy statement contains the full text of the 2010 Incentive Plan as proposed to be approved by the shareholders.

Purposes of the 2010 Incentive Plan

The purpose of the 2010 Incentive Plan is to advance the interests of TrustCo and its stockholders by providing key employees with additional incentives and motivation toward superior performance through the opportunity to acquire equity ownership in TrustCo, and by enabling TrustCo and its subsidiaries to attract and retain the services of talented employees.  At the same time, the board and the Compensation Committee will work together to ensure that the plan, in conjunction with TrustCo’s other compensation policies and practices, does not create risks that are reasonably likely to have a material adverse effect on TrustCo.

Under the 2010 Incentive Plan, TrustCo may grant or award stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance units and performance shares to persons eligible to participate in the plan.  The 2010 Incentive Plan will remain in effect, subject to the board’s right to terminate the plan earlier, until all shares of common stock subject to it have been purchased or acquired.  However, no award may be granted under the plan on or after December 21, 2020.

Administration

The Compensation Committee will administer the 2010 Incentive Plan and, as a result, will have the authority to determine the type or types of awards to be made under the plan and to designate the employees who will receive such awards.  The Compensation Committee is authorized to interpret the 2010 Incentive Plan, to adopt rules for the plan and to make all other determinations necessary for the administration of the plan.

The Compensation Committee may authorize TrustCo’s Chief Executive Officer and other senior officers to recommend recipients of awards under the plan, to determine the terms and conditions of any such awards, and to take such other actions that the Compensation Committee may take under the plan.  The Compensation Committee may not, however, delegate authority to grant awards to, or take other action with respect to, participants who are subject to Section 16 of the Exchange Act or are “covered employees” as defined in Section 162(m) of the Internal Revenue Code.
TrustCo’s Compensation Committee is comprised of independent members of TrustCo’s board of directors.  Currently, the members of the Compensation Committee are Joseph A. Lucarelli (Chairman), Dennis A. De Gennaro, Dr. Anthony J. Marinello, Thomas O. Maggs, William D. Powers, and William J. Purdy.

Shares Subject to the 2010 Incentive Plan

The total number of shares of common stock that may be issued pursuant to awards of options or restricted stock under the 2010 Incentive Plan may not exceed 2,000,000, and the total number of awards of SARs, restricted stock units, performance units or performance shares may not exceed the equivalent of 500,000 shares.  (TrustCo will not issue shares of common stock upon the issuance or exercise of SARs, restricted stock units, performance units or performance shares.) Such number of shares will be adjusted proportionately if there is a change in outstanding shares due to a stock dividend or split, recapitalization, merger, or other similar corporate change.  The shares of common stock to be issued under the 2010 Incentive Plan may consist of authorized but unissued stock or treasury stock.

If an option or other award under the 2010 Incentive Plan expires or terminates without having been exercised in full, or if any such option is exercised or settled in a manner that results in some or all of the shares of common stock related to the option not being issued, the shares of stock otherwise subject to the option that do not become outstanding will remain available for issuance.  If any other awards under the 2010 Incentive Plan are forfeited for any reason, or settled in cash in lieu of common stock or in a manner such that some or all of the shares related to the award are not issued, such shares of common stock will (unless the plan has terminated) remain available for issuance under the plan.

Participation

As of March 1, 2011, there were approximately 162 employees of TrustCo and Trustco Bank who would be eligible to receive awards under the 2010 Incentive Plan.  Historically, approximately 18 of the eligible employees have received equity awards.  As of December 31, 2010, the named executive officers included in the Summary Compensation Table held vested options to purchase 1,473,500 shares of common stock at a weighted-average exercise price of $11.88 per share, all of which were awarded under TrustCo’s prior stock option plans.  As of December 31, 2010, TrustCo’s employees as a group (not including the executive officers) held vested options to purchase 1,035,870 shares of common stock at a weighted-average exercise price of $10.93 per share, all of which were awarded under prior stock option plans.

Awards under the 2010 Incentive Plan are subject to the following limits:

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no participant may be granted during any calendar year awards consisting of options or restricted stock that are exercisable for or relate to more than 500,000 shares of common stock (subject to adjustments for stock dividends, stock splits and similar events) and

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no participant may be granted during any calendar year awards consisting of units denominated in shares of common stock (other than awards consisting of options or restricted stock) covering or relating to more than 500,000 shares of common stock (subject to adjustments for stock dividends, stock splits and similar events).

New Plan Benefits

No awards will be granted pursuant to the 2010 Incentive Plan until it is approved by the shareholders.  In addition, awards are subject to the discretion of the Compensation Committee.  As a result, it is not possible to determine the benefits that will be received in the future by participants in the 2010 Incentive Plan or the benefits that would have been received by such participants if the plan had been implemented prior to the Annual Meeting.  Please refer to the outstanding equity award table for a listing of options granted to the executive officers under the prior stock option plans.

Stock Options

A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2010 Incentive Plan.  The Compensation Committee will have complete discretion in determining the number of options granted to a participant and may grant any type of option to purchase common stock that is permitted by law at the time of grant.

Stock options granted under the 2010 Incentive Plan will be either “incentive stock options,” (“ISO”) which may be eligible for special tax treatment under the Internal Revenue Code, or options other than incentive stock options (referred to as “nonstatutory” or “nonqualified” stock options), as determined by the Compensation Committee and stated in the option agreement relating to the option grant.  The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of TrustCo’s common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more shareholder, 110% of that fair market value).  The fair market value of TrustCo common stock is generally determined as the closing price of the stock as reported on the Nasdaq Global Select Market on the option grant date.  On March 1, 2011, the fair market value of a share of TrustCo common stock was $5.97.  The exercise price of any stock options granted under the 2010 Incentive Plan may be paid in cash, by tendering previously-acquired shares having an aggregate fair market value at the time of exercise equal to the total option price, by any other means that the Compensation Committee determines to be consistent with the 2010 Incentive Plan’s purpose and applicable law or by a combination of the foregoing.  TrustCo may not, under the 2010 Incentive Plan, sponsor, or assist in any material way, any “cashless” exercise program pursuant to which payment for options to be exercised is made by surrendering other options, although this prohibition would not apply to third-party, broker-assisted “cashless” exercise programs.

Options awarded under the 2010 Incentive Plan will be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee may approve.  The Compensation Committee will determine the period of time during which an option may be exercised, although no option may be exercisable after ten years from the date of grant (five years in the case of an ISO granted to an employee who is a ten-percent shareholder on the date of grant).

If a participant’s employment with TrustCo is terminated by reason of his or her death, disability, or retirement, the participant’s outstanding options will vest 100% and be deemed exercisable in full upon such termination, and the options may be exercised at any time prior to their expiration date or within three years after such date of termination, whichever period is the shorter.  If the participant’s employment terminates for any reason other than death, disability or retirement, or other than involuntarily for cause, the rights under any then-outstanding option granted under the 2010 Incentive Plan will terminate upon the expiration date of the option or one month after the termination date, whichever first occurs.  If, however, such termination occurs after a change-in-control (as defined in the 2010 Incentive Plan), the rights under any then-outstanding option will terminate upon the expiration date of the option or three years after such date of termination of employment, whichever first occurs.  Where a participant’s termination of employment is involuntarily for cause, his or her rights under all options, whether or not such options are vested, will terminate immediately.

Stock Appreciation Rights

A “stock appreciation right” or “SAR” is the right to receive a payment from TrustCo equal to the excess of the fair market value of a share of TrustCo common stock at the date of exercise over a specified price fixed by the Compensation Committee on the date of grant, which such price may not be less than 100% of the fair market value of the stock on the date of grant.  SARs may be exercised upon whatever terms and conditions the Compensation Committee, in its sole discretion, imposes upon the SARs.

Upon exercise of the SAR, the holder will be entitled to receive a cash payment of an amount determined by multiplying the difference between the fair market value of a share of common stock at the date of exercise over the price fixed by the Compensation Committee at the date of grant by the number of shares with respect to which the Stock Appreciation Right is exercised.  Payment for SARs will be made in cash; at the time of grant, the Compensation Committee may establish a maximum amount per share that would be payable upon exercise of any SAR.  SARs granted under the 2010 Incentive Plan will expire no later than ten years after the date of grant.  In the event the employment of a participant is terminated, any SARs outstanding will terminate in the same manner as described above for options.

Restricted Stock

Restricted stock awards are shares of TrustCo common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee.  Subject to the terms and conditions of the 2010 Incentive Plan and the applicable award agreement, upon delivery of shares of restricted stock to a participant, or creation of a book entry evidencing a participant’s ownership of such shares, the participant will have all of the rights of a shareholder with respect to such restricted shares.

Shares of restricted stock, however, may not be sold, pledged or otherwise transferred for such period of time as may be determined by the Compensation Committee and specified in the applicable award agreement or until the earlier satisfaction of other conditions (which may include the attainment of performance goals as described below).  If a participant experiences a “separation from service” (as defined under the 2010 Incentive Plan) because of his or her death or disability during the restricted period, such period will automatically terminate, and upon a separation from service for any other reason, then any shares of restricted stock still subject to the restriction period automatically will be forfeited and returned to TrustCo.

Restricted Stock Units

A restricted stock unit is a right to receive a payment equal to the value of a share of TrustCo common stock that is awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee.  Restricted stock units are similar to restricted stock, except no shares are actually awarded to a participant, and the participant will have no rights of a shareholder with respect to the restricted stock units.  All restricted stock units will be settled by a cash payment determined by reference to the then-current fair market value of TrustCo common stock.

The award agreement for the grant of the restricted stock units will specify the time period and other conditions (including the performance goals described below) following which TrustCo will make payment with respect to restricted stock units.  Upon a separation from service of a participant because of his or her death or disability during the restricted period, such period will automatically terminate and the participant (or his or her beneficiary or successor) will be entitled to payment with respect to the restricted stock unit.  Upon a separation from service for any other reason, any restricted stock units will be forfeited and returned to TrustCo.

Performance Units and Performance Shares

Performance units and performance shares granted to a participant are amounts credited to a bookkeeping account established for the participant.  Each performance unit will have an initial value of $100.00, and each performance share initially will represent one share of TrustCo common stock.  The Compensation Committee will set performance goals that, depending on the extent to which they are met, will determine the ultimate value to the participant of the performance unit or performance share.  The time period during which the performance goals must be met also is to be determined by the Compensation Committee.  The performance goals and time period will be set forth in the award agreement relating to the performance units or performance shares.

After the applicable performance period has ended, a holder of a performance unit or performance share will be entitled to receive the value of the award as determined by the extent to which performance goals applicable to the award have been met.  Any such payment will be in cash and may be in a lump sum or installments as prescribed by the Compensation Committee and the applicable award agreement.  Holders of performance units or performance shares will have no voting rights and no rights to dividends or other distributions with respect to such units or shares.

Upon a participant’s separation from service because of death, disability or retirement during a performance period, the participant will receive a prorata payment based on the number of months’ service during the performance period but taking into account the achievement of performance goals during the entire performance period.  Payment will be made as specified in the applicable award agreement after completion of the applicable performance period at the time payments are made to participants who did not have a separation from service during the performance period.  If a participant experiences a separation from service for any reason other than death, disability, or retirement during the performance period, all performance units will be forfeited.

Performance Goals

Awards under the 2010 Incentive Plan of restricted stock, restricted stock units, performance units, and performance shares may be subject to criteria and objectives determined by the Compensation Committee that must be satisfied or met during a specified time period as a condition to the participant’s receipt, in the case of a grant of the restricted stock, of the shares of TrustCo common stock subject to such grant, or in the case of restricted stock units, performance units, or performance shares, of payment with respect to such awards.

In the case of an award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Internal Revenue Code, the performance goals must be based on the attainment of objectively determinable performance goals based on one or more of the performance measures listed below:

•	basic earnings per share,
•	basic cash earnings per share,
•	diluted earnings per share,
•	diluted cash earnings per share,

•	net income,
•	cash earnings,
•	net interest income,
•	non-interest income,
•	general and administrative expense to average assets ratio,
•	cash general and administrative expense to average assets ratio,
•	efficiency ratio,
•	cash efficiency ratio,
•	return on average assets,
•	cash return on average assets,
•	return on average shareholders’ equity,
•	cash return on average shareholders’ equity,
•	return on average tangible shareholders’ equity,
•	cash return on average tangible shareholders’ equity,
•	core earnings,
•	operating income,
•	operating efficiency ratio,
•	net interest rate spread,
•	growth in fees and service charges income,
•	loan production volume,
•	growth in loan originations and loan origination fees,
•	non-performing loans,
•	loan charge offs (or net charge offs),
•	allowance for loan losses,
•	cash flow,
•	regulatory capital ratios,
•	deposit levels, tangible assets,
•	improvement in or attainment of working capital levels,
•	maintenance of asset quality,
•	strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or
•	goals relating to capital raising and capital management,
•	pre-tax pre-provision core operating earnings,
•	any other performance criteria established by the Compensation Committee, and
•	any combination of the foregoing.

If an award is intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code, the performance goals must be set by the Compensation Committee within a prescribed time period (generally, prior to the 90th day of the applicable performance period).  Performance goals may be particular to an award recipient or to the department, branch, affiliate, or division in which the recipient works, or may be based on the performance of TrustCo, one or more affiliates, (including Trustco Bank) TrustCo and one or more affiliates (including Trustco Bank), or a particular line of business.  Performance goals may, but need not be, based upon a change or an increase or positive result and must cover such period as the Compensation Committee may specify.  Performance goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes, and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases, and loan loss provisions.  However, in the case of an award intended to qualify for the Section 162(m) exemption from the limitation on deductibility, such inclusion or exclusion will be made in compliance with Section 162(m).

Upon completion of the applicable restriction or performance period, the Compensation Committee will certify the level of the performance goals attained and the amount of the award payable as a result thereof.

Transferability of Awards

Options, SARs, unvested restricted stock, and other awards under the 2010 Incentive Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution.

Change of Control

Except as expressly provided otherwise in an award agreement, in the event of a change-in-control of TrustCo (as “change-in-control” is defined in the plan), all awards under the 2010 Incentive Plan will vest 100%.  As a result, all options will become exercisable in full, the restrictions applicable to restricted stock will terminate, and performance units and performance shares will be paid out based upon the extent to which performance goals during the performance period have been met up to the date of the change-in-control, or at target, whichever is higher.  All other awards, including SARs and restricted stock units, will be paid out based on the terms thereof.  Depending on the nature of the change of control transaction, payment of certain awards may be delayed to comply with Section 409A of the Internal Revenue Code.

For purposes of the 2010 Incentive Plan, a “change-in-control” will mean any one or more of the following:

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any individual, corporation (other than TrustCo or Trustco Bank) or other entity or group of persons acting in concert becomes the beneficial owner of securities of TrustCo or Trustco Bank possessing 20% or more of the voting power for the election of directors of either of those Companies,

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a consolidation, merger or other business combination is consummated that involves either TrustCo or Trustco Bank (or their securities) in which holders of voting securities immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of either TrustCo or Trustco Bank (or voting securities of the entity or entities surviving such transaction) having 60% or less of the total voting power in an election of directors of either of TrustCo or Trustco Bank (or such other surviving entity or entities),

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during any period of two consecutive years, individuals who at the beginning of such period constituted the directors of either TrustCo or Trustco Bank cease to constitute at least a majority thereof unless the election, or nomination for election by either TrustCo or Trustco Bank shareholders, of each new director was approved by a vote of at least two-thirds of the directors of either TrustCo or Trustco Bank then still in office who were directors of either at the beginning of any such period,

•	removal by the stockholders of all or any of the incumbent directors of either TrustCo or Trustco Bank other than a removal for cause,

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the completion of a sale, lease, exchange or other transfer is completed (in one transaction or a series of related transactions) of all, or substantially all, of the assets of either TrustCo or Trustco Bank to a party that is not controlled by or under common control with either TrustCo or Trustco Bank, or

•	there is an announcement of any of the events described above.

Amendment and Termination

The board of directors may amend, suspend, or terminate the 2010 Incentive Plan, and the Compensation Committee may, to the extent permitted by the 2010 Incentive Plan, amend the terms of any award granted under the plan, including any Award Agreement.  Subject to certain exceptions, no such change, however, may be made without first obtaining the approval of TrustCo shareholders if the amendment would:

•	increase the maximum number of shares that may be sold or awarded under the plan or increase the maximum award limitations set forth in the plan,

•	decrease the minimum option price or grant price requirements applicable to options and SARs,

•	change the class of persons eligible to receive awards,

•	change performance goals,

•	extend the duration of the plan or the period during which options or SARs may be exercised, or

•	otherwise require shareholder approval to comply with any applicable law, regulation or rule.

In addition, no change to the plan or any award under the plan may be made that would materially impair the previously accrued rights of a participant without the written consent of that participant, unless the board of directors or the Compensation Committee determines that the amendment is necessary or advisable to comply with laws, regulations, rules or accounting standards.

The board or the Compensation Committee may adjust the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events or of changes in applicable laws, regulations, or accounting principles in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2010 Incentive Plan.  Neither the board nor the Compensation Committee may make any adjustment that would cause an award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

Changes in Capital

In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization, reorganization, merger or consolidation, or spin-off, in order to prevent dilution or enlargement of participants’ rights under the 2010 Incentive Plan, the Compensation Committee will adjust the number, class, and kind of securities that can be delivered under the plan and outstanding awards, the plan’s limits on the number of shares that can be subject to awards granted to a single participant during a single fiscal year, and the price, as applicable, of securities subject to awards outstanding under the plan.

Incentive-Based Compensation Recovery

Any award granted under the 2010 Incentive Plan and any shares of common stock, cash, or other compensation received by an employee under the plan that constitutes incentive-based compensation may be subject to recovery by TrustCo under any compensation recovery, recoupment, or clawback policy that TrustCo may in the future adopt, including any policy that TrustCo may be required to adopt under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Securities and Exchange Commission rules, or the requirements of any national securities exchange on which TrustCo stock may be listed.  Each such employee must promptly return any such incentive-based compensation that TrustCo determines it is required to recover from such employee under any such policy.

Repricing

Neither the TrustCo board nor the Compensation Committee may authorize the repricing of an award without the prior approval of shareholders.  For this purpose, the term “repricing” means any of the following or any other action that has the same effect:

•      to lower the exercise price or price per share of an award after it is granted,

•	to purchase for cash or shares an outstanding award at a time when its exercise price or price per share exceeds the fair market value of TrustCo common stock,

•	to take any other action that is treated as a repricing under generally accepted accounting principles, or

•	to cancel an award at a time when its exercise price or price per share exceeds the fair market value of TrustCo common stock in exchange for another award or TrustCo equity.

Tax Withholding Obligations

The 2010 Incentive Plan authorizes TrustCo and TrustCo affiliates to withhold all applicable taxes from any award or payment under the 2010 Incentive Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

Certain Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code, regulations promulgated thereunder and judicial or ruling authorities, as in effect on the date of this summary, applicable to us and participants in connection with awards under the 2010 Incentive Plan.  Such authorities are subject to change, which change may be retroactive.  This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation.  If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and a penalty tax in the year the award vests.  This summary is not intended to be exhaustive, and, among other things, does not describe state, local, or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

The grant of options under the 2010 Incentive Plan will not result in taxable income to the recipient of the option or an income tax deduction for TrustCo.  However, the transfer of TrustCo common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for TrustCo depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for TrustCo in the amount by which the fair market value of the shares of common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid.  Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.  The gain or loss will be long term or short term depending upon how long the stock is held by the participant prior to its sale.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for TrustCo if the holder has been an employee at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability).  If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options.  If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss.  However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares.  TrustCo would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder.  Any additional gain realized by the option holder on the disqualifying disposition would be capital gain.  If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for TrustCo.  Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any of TrustCo common stock received are taxable to the participant as ordinary income and deductible by TrustCo.

A participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture.  Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant.  Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse.  However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of TrustCo common stock subject to the award on the date of the award.  If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.  Assuming compliance with the applicable reporting requirements, TrustCo will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in TrustCo’s taxable year in which that participant recognizes that ordinary income.

The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for TrustCo.  The amount of cash paid or the then-current fair market value of common stock received upon settlement of the restricted stock units is taxable to the recipient as ordinary income and deductible by TrustCo.

The granting of a performance unit or performance share generally should not result in the recognition of taxable income by the recipient or a tax deduction by TrustCo.  The payment or settlement of a performance unit or performance share should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by TrustCo.  If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and TrustCo will be similar to the tax consequences of restricted stock awards, described above.

Generally, any amount that is treated as ordinary income (compensation) will be subject to applicable withholding requirements.

Under Section 162(m) of the Internal Revenue Code, TrustCo may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to TrustCo’s principal executive officer and each of its other four most highly compensated executive officers (other than the principal executive officer) who are employed by TrustCo on the last day of the taxable year.  However, certain “performance-based compensation” the material terms of which are disclosed to and approved by TrustCo shareholders is not subject to this deduction limitation.  The 2010 Incentive Plan has been structured with the intention that compensation resulting from stock options and SARs granted under the 2010 Incentive Plan will be qualified performance-based compensation and, assuming the 2010 Incentive Plan is approved by the shareholders, deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.  The 2010 Incentive Plan allows the Compensation Committee discretion to award restricted stock, performance shares, performance units, cash-based awards, and other stock-based awards that are intended to be qualified performance-based compensation, as described under “Performance-Based Awards” above.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2010 Incentive Plan in connection with a “change of control” of TrustCo might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code.  To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and TrustCo would be unable to claim a tax deduction for the excess parachute payment.

Vote Required and Recommendation

The affirmative vote of a majority of all of TrustCo’s issued and outstanding shares of common stock is required to approve the adoption of the TrustCo Bank Corp NY 2010 Equity Incentive Plan.  Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote “against” this proposal.   Dissenters’ rights are not available to shareholders who object to the proposal.

THE TRUSTCO BOARD RECOMMENDS THAT TRUSTCO SHAREHOLDERS VOTE FOR THIS PROPOSAL, WHICH IS ITEM 2 ON THE TRUSTCO PROXY CARD.

Proposal 3 - Approval of the Trustco Bank Corp NY 2010 Directors Equity Incentive Plan

On December 21, 2010, based on the recommendation of TrustCo’s Compensation Committee, the board adopted the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan (the “2010 Directors Plan”) and directed that the 2010 Directors Plan be submitted to the shareholders at the Annual Meeting.

The principal features of the 2010 Directors Plan are summarized in this proxy statement.  You should read the 2010 Directors Plan for a full statement of its legal terms and conditions.  Appendix II to this proxy statement contains the full text of the 2010 Directors Plan as proposed to be approved by the shareholders.

Purposes of the 2010 Directors Plan

The purpose of the 2010 Directors Plan is to advance the interest of TrustCo and its stockholders by attracting and retaining members of the board and to encourage them to acquire a larger ownership stake in us.  The board believes that the resulting increased proprietary interest in TrustCo increases directors’ incentives to continue active service and to oversee the Company’s continued success and growth.

Under the 2010 Directors Plan, the Compensation Committee may grant or award stock options, SARs and restricted stock to members of the board who are not also TrustCo’s officers or employees.  The 2010 Directors Plan will remain in effect, subject to the board’s right to terminate the plan earlier, until all shares of common stock subject to it have been purchased or acquired.  However, no award may be granted under the plan on or after December 21, 2020.

Administration

The Compensation Committee will administer the 2010 Directors Plan and, as a result, will have the authority to determine the type or types of awards to be made under the plan and to designate the directors who will receive such awards.  The Compensation Committee is authorized to interpret the 2010 Directors Plan, to adopt rules for the plan and to make all other determinations necessary for the administration of the plan.

TrustCo’s Compensation Committee is comprised of independent members of the board of directors.  Currently, the members of the Compensation Committee are Joseph A. Lucarelli (Chairman), Dennis A. De Gennaro, Dr. Anthony J. Marinello, Thomas O. Maggs, William D. Powers, and William J. Purdy.

Shares Subject to the 2010 Directors Plan

The total number of shares of TrustCo common stock that may be issued pursuant to awards of options or restricted stock under the 2010 Directors Plan may not exceed 250,000, and the total number of awards of SARs may not exceed the equivalent of 250,000 shares.  (TrustCo will not issue shares of common stock upon the issuance or exercise of SARs.) Such number of shares will be adjusted proportionately if there is a change in TrustCo outstanding shares due to a stock dividend or split, recapitalization, merger, or other similar corporate change.  The shares of common stock to be issued under the 2010 Directors Plan may consist of authorized but unissued stock or treasury stock.

If an option or other award under the 2010 Directors Plan expires or terminates without having been exercised in full, or if such an option is exercised or settled in a manner that results in some or all of the shares of common stock related to the option not being issued, the shares of stock otherwise subject to the option that do not become outstanding will remain available for issuance.  If any other awards under the 2010 Directors Plan are forfeited for any reason, or settled in cash in lieu of common stock or in a manner such that some or all of the shares related to the award are not issued, such shares of common stock will (unless the plan has terminated) remain available for issuance under the plan.

Participation

As of March 1, 2011, there were seven members of the TrustCo board who would be eligible to receive awards under the 2010 Directors Plan.  As of March 1, 2011, board members (other than Robert J. McCormick, who is not eligible to participate in the 2010 Directors Plan) held options awarded under prior directors option plans to purchase 60,185 shares of common stock at a weighted-average exercise price of $10.79 per share.  (The foregoing amount does not include options held by Robert A. McCormick that were awarded to him when he was an officer of TrustCo.  The amount of these options is described in the discussion relating to Proposal 1 and also in the discussion relating to director compensation.)

Awards under the 2010 Directors Plan are subject to the following limits:

▪
no director may be granted during any calendar year awards consisting of options or restricted stock that are exercisable for or relate to more than 5,000 shares of common stock (subject to adjustments for stock dividends, stock splits and similar events) and

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no director may be granted during any calendar year awards consisting of SARs covering or relating to more than 5,000 shares of common stock (subject to adjustments for stock dividends, stock splits and similar events).

New Plan Benefits

No awards will be granted pursuant to the 2010 Directors Plan until it is approved by shareholders.  In addition, awards are subject to the discretion of the Compensation Committee.  As a result, it is not possible to determine the benefits that will be received in the future by directors in the 2010 Directors Plan or the benefits that would have been received by such directors if the plan had been implemented prior to the Annual Meeting.  Please refer to the discussion of director compensation for a listing of options granted to directors under prior stock option plans.

Stock Options

The Compensation Committee will have complete discretion in determining the number of options granted to a director and may grant any type of option to purchase TrustCo common stock that is permitted by law at the time of grant.

Stock options granted under the 2010 Directors Plan will be “nonstatutory” or “nonqualified” stock options.  The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of TrustCo common stock at the time of grant.  Under the plan, the fair market value of the common stock is generally determined as the closing price of the stock as reported on the NASDAQ Global Select Market on the option grant date.  On March 1, 2011, the fair market value of a share of TrustCo common stock was $5.97.  The exercise price of any stock options granted under the 2010 Directors Plan may be paid in cash, by tendering previously-acquired shares having an aggregate fair market value at the time of exercise equal to the total option price, by any other means that the Compensation Committee determines to be consistent with the 2010 Directors Plan’s purpose and applicable law, or by a combination of the foregoing.  TrustCo may not, under the 2010 Directors Plan, sponsor, or assist in any material way, any “cashless” exercise program pursuant to which payment for options to be exercised is made by surrendering other options, although this prohibition would not apply to third-party, broker-assisted “cashless” exercise programs.

Options awarded under the 2010 Directors Plan will be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee may approve.  The Compensation Committee will determine the period of time during which an option may be exercised, although no option may be exercisable after ten years from the date of grant.

If a director’s service to the board is terminated by reason of his or her death or disability, the director’s outstanding options will vest 100% and be deemed exercisable in full upon such termination, and the options may be exercised at any time prior to their expiration date or within three years after such date of termination, whichever period is the shorter.  If the director’s service terminates for any reason other than death or disability, or other than involuntarily for cause, the rights under any then-outstanding option granted under the 2010 Directors Plan will terminate upon the expiration date of the option or one month after the termination date, whichever first occurs.  Where a director’s termination of service is involuntarily for cause, his or her rights under all options, whether or not such options are vested, will terminate immediately.

Stock Appreciation Rights

Directors also may be awarded SARs under the 2010 Directors Plan.  SARs, if granted, may be exercised upon whatever terms and conditions the Compensation Committee, in its sole discretion, imposes upon the SARs.  Upon exercise of the SAR, the holder will be entitled to receive a cash payment of an amount determined by multiplying the difference between the fair market value of a share of common stock at the date of exercise over the price fixed by the Compensation Committee at the date of grant (which may not be less than the fair market value of a share of TrustCo common stock on that date) by the number of shares with respect to which the Stock Appreciation Right is exercised.  Payment for SARs will be made in cash; at the time of grant, the Compensation Committee may establish a maximum amount per share that would be payable upon exercise of any SAR.  SARs granted under the 2010 Directors Plan will expire no later than ten years after the date of grant.  In the event the employment of a director is terminated, any SARs outstanding will terminate in the same manner as described above for options.

Restricted Stock

Directors may be awarded shares of restricted stock under the 2010 Directors Plan, with any such awards being subject to the satisfaction of terms and conditions established by the Compensation Committee.  Subject to the terms and conditions of the plan and the applicable award agreement, upon delivery of shares of restricted stock to a director, or creation of a book entry evidencing a director’s ownership of such shares, the director will have all of the rights of a shareholder with respect to such restricted shares.  Shares of restricted stock may not be sold, pledged or otherwise transferred for such period of time as may be determined by the Compensation Committee and specified in the applicable award agreement or until the earlier satisfaction of other conditions.  If a director’s service to the board is terminated by reason of death or disability during the restricted period, such period will automatically terminate, and upon a separation from service for any other reason, any shares of restricted stock still subject to the restriction period automatically will be forfeited and returned to TrustCo.

Transferability of Awards

Options, SARs and unvested restricted stock under the 2010 Directors Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution.

Change of Control

Except as expressly provided otherwise in an award agreement, in the event of a change-in-control of TrustCo (as “change-in-control” is defined in the plan), all awards under the 2010 Directors Plan will vest 100%.  As a result, all options will become exercisable in full, the restrictions applicable to restricted stock will terminate and SARs will be paid out based on the terms thereof.  Depending on the nature of the change of control transaction, payment of certain awards may be delayed to comply with Section 409A of the Internal Revenue Code.  A change-in-control has the same definition in the 2010 Directors Plan as in the 2010 Incentive Plan.

Amendment and Termination

The board of directors may amend, suspend or terminate the 2010 Directors Plan, and the Compensation Committee may, to the extent permitted by the 2010 Directors Plan, amend the terms of any award granted under the plan, including any Award Agreement.  Subject to certain exceptions, no such change, however, may be made without first obtaining the approval of TrustCo shareholders if the amendment would:

•	increase the maximum number of shares of TrustCo common stock that may be sold or awarded under the plan or increase the maximum award limitations set forth in the plan,

•	decrease the minimum option price or grant price requirements applicable to options and SARs,

•	change the class of persons eligible to receive awards,

•	extend the duration of the plan or the period during which options or SARs may be exercised, or

•	otherwise require shareholder approval to comply with any applicable law, regulation or rule.

In addition, no change to the plan or any award under the plan may be made that would materially impair the previously accrued rights of a director without the written consent of that director, unless the board of directors or the Compensation Committee determines that the amendment is necessary or advisable to comply with laws, regulations, rules or accounting standards.

The board or the Compensation Committee may adjust the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events or of changes in applicable laws, regulations, or accounting principles in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2010 Directors Plan.  Neither the board nor the Compensation Committee may make any adjustment that would cause an award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

Changes in Capital

In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization, reorganization, merger or consolidation or spin-off, in order to prevent dilution or enlargement of directors’ rights under the 2010 Directors Plan, the Compensation Committee will adjust the number, class and kind of securities that can be delivered under the plan and outstanding awards, the plan’s limits on the number of shares that can be subject to awards granted to a single director during a single fiscal year, and the price, as applicable, of securities subject to awards outstanding under the plan.

Repricing

Neither the TrustCo board nor the Compensation Committee may authorize the repricing of an award without the prior approval of shareholders.  For this purpose, the term “repricing” means any of the following or any other action that has the same effect:

•	to lower the exercise price or price per share of an award after it is granted,

•	to purchase for cash or shares an outstanding award at a time when its exercise price or price per share exceeds the fair market value of TrustCo common stock,

•	to take any other action that is treated as a repricing under generally accepted accounting principles, or

•	to cancel an award at a time when its exercise price or price per share exceeds the fair market value of TrustCo common stock in exchange for another award or Trustco equity.

Tax Withholding Obligations

The 2010 Directors Plan authorizes TrustCo and its affiliates to withhold all applicable taxes from any award or payment under the 2010 Directors Plan and to take other actions necessary or appropriate to satisfy those tax obligations.

Certain Federal Income Tax Consequences

The United States federal income tax consequences applicable to TrustCo and directors in connection with awards under the 2010 Directors Plan will be substantially the same as those discussed above under “Certain Federal Income Tax Consequences” with respect to the 2010 Incentive Plan.

Vote Required and Recommendation

The affirmative vote of a majority of all of TrustCo’s issued and outstanding shares of common stock is required to approve the adoption of the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan.  Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote “against” this proposal.  Dissenters’ rights are not available to shareholders who object to the proposal.

THE TRUSTCO BOARD RECOMMENDS THAT TRUSTCO SHAREHOLDERS VOTE FOR THIS PROPOSAL, WHICH IS ITEM 3 ON THE TRUSTCO PROXY CARD.

Proposal 4 - Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that TrustCo provide shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the named executives officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis and the tabular disclosure regarding the compensation of the named executive officers and the accompanying narrative.

This proposal (often referred to as a “say-on-pay” proposal), gives TrustCo shareholders the opportunity to endorse, or not endorse, the compensation of the named executive officers.  The vote on the proposal is not intended to address any specific element of executive compensation.  Further, the vote is advisory, which means that it is not binding on TrustCo, its board of directors or the Compensation Committee.  It is expected, however, that the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

As discussed in more detail in the Compensation Discussion and Analysis, TrustCo seeks to offer a compensation structure designed to compare favorably with its competitive peer group while taking into account the experience and responsibilities of the particular executive officer and to provide compensation incentives that promote the enhancement of shareholder value, and the total executive compensation opportunity for TrustCo’s executive officers is intended to create a compensation program that maximizes executive talent and rewards a high level of performance.

Resolution

In light of the foregoing, TrustCo is asking shareholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of TrustCo Bank Corp NY approve, on an advisory basis, the compensation of the named executive officers, as disclosed in TrustCo’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and narrative disclosure.

Vote Required and Recommendation

The affirmative vote of a majority of all of TrustCo’s issued and outstanding shares of common stock is required to adopt the foregoing resolution approving the compensation of TrustCo’s named executive officers.  Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote “against” this proposal.  Dissenters’ rights are not available to shareholders who object to the proposal.

THE TRUSTCO BOARD RECOMMENDS THAT TRUSTCO SHAREHOLDERS VOTE FOR THIS PROPOSAL, WHICH IS ITEM 4 ON THE TRUSTCO PROXY CARD.

Proposal 5 - Advisory Resolution on the Frequency of an Advisory Vote on the Compensation of TrustCo’s Named Executive Officers

The Dodd-Frank Act also requires that shareholders be given the opportunity to vote, on a nonbinding, advisory basis, as to how frequently TrustCo should seek future “say on pay” advisory votes on the compensation of the named executive officers.

More specifically, TrustCo is asking whether shareholders would prefer that the say on pay advisory vote occur every year, every two years or every three years.  (Shareholders also may, if they wish, abstain from casting a vote on this proposal.)  The board of directors will take into consideration the outcome of the resolution when considering the frequency of the advisory vote on executive compensation in the future.

After careful consideration, the TrustCo board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and the board therefore recommends that you vote for a say on pay advisory vote every third year.  In the view of the board, such an advisory vote will provide shareholders with the time period necessary to evaluate the effectiveness of the longer-term elements of TrustCo’s compensation program in relation to TrustCo’s business performance over that period.  The three-year time period will also provide TrustCo’s board and the Compensation Committee a sufficient amount of time to respond to shareholder concerns expressed in connection with the previous “say on pay” vote and will allow shareholders to better evaluate the effect of changes to TrustCo’s compensation procedures, policies, and practices since that previous vote.

The board also recognizes, however, that shareholders may have different views as to the best approach for the Company and looks forward to hearing from shareholders as to their preferences on the frequency of the say on pay advisory vote.

Because the vote on the frequency of the say on pay advisory vote also is advisory, it is not binding on the board or TrustCo in any way.  It is expected, however, that the board of directors and the Compensation Committee will take the outcome of the vote into account when considering the frequency of future advisory votes on executive compensation.

Resolution

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years (or abstain) when voting in response to the following resolution:

RESOLVED, that the shareholders of TrustCo Bank Corp NY determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.

Vote Required and Recommendation

The board of directors will consider the alternative (every year, every two years, or every three years) receiving the highest number of votes as the recommendation of TrustCo shareholders with respect to the frequency of the advisory vote on executive compensation.  Dissenters’ rights are not available to shareholders who object to the proposal.

THE TRUSTCO BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE OPTION OF EVERY THREE YEARS ON THIS PROPOSAL, WHICH IS ITEM 5 ON THE TRUSTCO PROXY CARD.

Proposal 6 - Ratification of the Appointment of Independent Public Accounting Firm

The Audit Committee of TrustCo’s board of directors has recommended, and the board of directors on February 15, 2011 has reappointed Crowe Horwath as TrustCo’s independent accountants for the year ending December 31, 2011.  At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe Horwath for the fiscal year ending December 31, 2011.  Representatives of Crowe Horwath are expected to be present at the Annual Meeting to make a statement if they so desire and are also expected to be available to respond to appropriate questions that may be raised.

Vote Required and Recommendation

The affirmative vote of a majority of all of TrustCo’s issued and outstanding shares of common stock is required to ratify the appointment of Crowe Horwath as TrustCo’s independent accountants for the year ending December 31, 2011.  Abstentions on properly executed proxy cards and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as a vote “against” this proposal.  Dissenters’ rights are not available to shareholders who object to the proposal.

THE TRUSTCO BOARD RECOMMENDS THAT TRUSTCO SHAREHOLDERS VOTE FOR THIS PROPOSAL, WHICH IS ITEM 6 ON THE TRUSTCO PROXY CARD.

Other Matters

TrustCo’s board of directors is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objectives of TrustCo’s compensation program are to attract, retain and motivate outstanding executive talent.

The Company seeks to offer a compensation structure that is designed to compare favorably with our competitive peer group while taking into account the experience and responsibilities of the particular executive officer and to provide compensation incentives that promote the enhancement of shareholder value.  TrustCo combines both annual and long-term cash and equity incentives with its overall business plans and objectives.  The total executive compensation opportunity for our executive team is intended to create a compensation program that maximizes executive talent and rewards a high level of performance.  It is the intention of the compensation program to reward executive officers for achieving the objectives of TrustCo through their best efforts and dedication of their time and attention to the affairs of the Company.

The Compensation Committee of the board of directors has the responsibility of establishing annual salaries and reviewing and implementing bonuses and long-term incentives for the Company’s senior executive officers (Messrs. McCormick, Cushing, Salvador, Leonard, and Schreck) and also assists the senior management of the Company, including the Chief Executive Officer, in making compensation decisions with respect to the Company’s other executive officers.  It is the aim of the Compensation Committee to determine salary and benefit levels of executive compensation (including the compensation of the Chief Executive Officer) principally upon the basis of overall corporate performance.  In making any such determination, the Compensation Committee will consider a number of factors including TrustCo’s and Trustco Bank’s attainment of net income goals, how the Company performs against its peers in the banking environment, total asset targets, overall profitability from year to year, banking experience of individual officers, scope of responsibility within the overall organization, performance, and particular contributions to TrustCo and Trustco Bank during the course of the year.  The Compensation Committee also considers other relevant factors, including involvement in the community, which might better position the organization to serve the immediate needs of Trustco Bank’s market.  The Committee uses discretion when determining compensation levels and considers all of the above criteria.  It does not assign a specific weight to any of these factors.  During 2010, the Compensation Committee used information provided by the Human Resources Department of Trustco Bank, SNL Financial’s 2010 Executive Compensation Review and SMART Business Advisory & Consulting LLC, a subsidiary of LECG LLC, a compensation consultant, in evaluating compensation levels and the structure of benefits paid to all of its executive officers.

For purposes of comparing the Company’s compensation system with others, the Compensation Committee utilizes an industry group comprised of all New York, New Jersey and Florida based banks and thrifts with assets of $2 billion to $10 billion (as of September 30, 2010) who did not receive equity investments from the federal government under the T.A.R.P. (Troubled Asset Relief Program) program.  The Committee chose to omit companies that participated in the T.A.R.P. program because those companies are under certain restrictions relating to capital requirements, and executive compensation and in the Committee’s view, tended to be poorer performing institutions.  Consequently, the committee did not believe that these institutions were sufficiently comparable to the Company such that they should be included in the peer group. The resulting peer group contained 14 banks, of which seven were based in New York, five were based in New Jersey and two were based in Florida.  The committee felt that since the Company’s major market areas are in Upstate New York, Downstate New York/Northern New Jersey and Florida, these comparably sized companies were a reasonable representation of its peers.  TrustCo also has branch offices in Vermont and Massachusetts, but it views those offices as extensions of its Upstate New York franchise.  TrustCo had total assets as of December 31, 2010 of approximately $4.0 billion.

The members of the peer group are:

BankAtlantic Bancorp. ( Florida)	NBT Bancorp Inc (New York)
Capital City Bank Group, Inc. (Florida)	Northfield Bancorp, Inc (New Jersey)
Community Bank Systems, Inc. (New York)	Oritani Financial Corp (New Jersey)
Dime Community Bancshares, Inc. (New York)	Provident Financial Services (New Jersey)
Hudson Valley Holding Corp (New York)	Provident New York Bancorp (New York)
Intervest Bancshares Corporation (New Jersey)	Smithtown Bancorp, Inc (New York)
Kearny Financial (New Jersey)	Tompkins Financial Corporation (New York)

While TrustCo is of similar size to the members of the peer group, the Compensation Committee also takes into consideration in determining the compensation of the Company’s senior executives what the committee considers to be the unique size of TrustCo’s executive group as compared to other financial institutions.  TrustCo and Trustco Bank currently operate with three senior executive officers, all of whom have a very broad scope of responsibilities, whereas the committee believes the other institutions in this peer group have a larger pool of such officers.  Messrs. McCormick, Cushing, and Salvador have all of the Company’s operating departments reporting to them including the departments headed by Mr. Leonard, and Mr. Schreck.  Further, utilizing recent performance data, the Compensation Committee concluded TrustCo’s overall performance compared favorably with that of the peer group.  Through September 30, 2010, TrustCo’s return on average equity was (on an annualized basis) 11.83% compared to a peer group median of 4.63% and a peer group average of -7.88%.  For the same period, TrustCo’s return on average assets and efficiency ratio were (on an annualized basis) 0.80% and 49.95%, respectively, compared to a peer group median of 0.70% and 59.41%, respectively, and a peer group average of 0.13% and 61.36%, respectively.  Lastly, the committee compared nonperforming assets to total assets as of September 30, 2010.  TrustCo’s ratio was 1.44% compared to a peer group median of 1.67% and a peer group average of 3.68%.  In general, the Compensation Committee believes the Company’s compensation levels are appropriate when all factors are considered as discussed above.

For 2010 there were three basic elements to TrustCo’s compensation program, each of which has sub-elements: annual compensation (comprised of salary and bonus), long-term compensation (comprised of stock options and performance bonus programs), and retirement (comprised of defined benefit pension plan, profit sharing/401(k) plan, and supplemental retirement plan).  As a general matter, compensation decisions with respect to each of the basic elements of the compensation program are made independently of the decisions made with respect to the other elements.  The Compensation Committee does, however, consider the total compensation paid or payable to an officer when making compensation decisions.

Annual Compensation Components

For 2010, the annual compensation for TrustCo’s executive officers was comprised of salary and a payment which replaced the Company’s previous annual contribution to each executive officer’s Supplemental Retirement Plan (SERP).

Salary.  Annual salary is the base compensation for the Company’s officers and is designed to reward officers for services rendered by them during the year.  The salaries for TrustCo officers are established based upon the scope of their respective responsibilities, taking into account competitive market compensation paid by the peer group for similar positions along with the performance of these companies relative to the performance of the Company.  Salaries are reviewed at least annually and are also reviewed upon the request of the board of directors.

For 2011, based upon its review of the compensation paid by members of the peer group and based on TrustCo performance against the peer group, the Compensation Committee recommended that the base salary for Robert J. McCormick remain at $880,000.  The committee increased the salary for Mr. Salvador from $460,000 in 2010 to $510,000 for 2011, and increased the salary for Mr. Cushing from $610,000 in 2010 to $640,000 for 2011.  The committee believes that the executive officers’ performance in 2010 led to the Company substantially outperforming the peer group.

By way of comparison, for 2009 (the most recent period for which such information was available) the median chief executive officer total compensation for the peer group was $1,443,000 compared to $1,269,000 for Mr. McCormick.  The median total compensation for the next top executive officers of the peer group for 2009 was $747,000 and $543,000, compared to $882,000 for Mr. Cushing and $681,000 for Mr. Salvador.  For 2009, the median chief executive officer base salary for the peer group was $454,757 compared to $880,000 for Mr. McCormick.  The median base salary for the next top executive officers for 2009 was $286,594 and $274,148 compared to $610,000 for Mr. Cushing and $460,000 for Mr. Salvador.  For 2010, total compensation for Mr. McCormick was $1,264,124, Mr. Cushing $930,641 and Mr. Salvador $697,069.  In determining the compensation, the Compensation Committee is of the opinion that the base salary of the Company’s senior executive officers (and their total compensation) be competitive with the peer group, taking into account the scope of their respective responsibilities, the compensation paid by the peer group for similar positions and the performance of the Company relative to the peer group.

In determining the compensation for Mr. Leonard, and Mr. Schreck, the Compensation Committee takes into consideration the Company’s overall financial performance along with the performance of the individual and the responsibilities each officer holds within the organization, each officer’s experience and the goals of each department for which the officer has responsibility.  After a recommendation from Mr. McCormick, and discussion with the Compensation Committee, the base salary for Leonard was increased from $150,000 to $170,000 and the base salary for Mr. Schreck was increased from $225,000 to $235,000.

Annual Bonus.  During its 2010 meetings, after reviewing the total compensation program which included no incentive component for the top three executive officers, the committee determined that the Executive Officer Incentive Plan should be reinstated and modified.

Through 2008, the bonus component of TrustCo annual compensation for Messrs. McCormick, Cushing, and Salvador was provided under the Executive Officer Incentive Plan pursuant to which annual bonuses were determined based upon the Company’s return on equity (as defined in the plan).  In 2008, the committee concluded that determining bonus eligibility based on return on equity made the Executive Officer Incentive Plan too restrictive due to conditions within the financial institutions industry and that the plan did not provide for the committee to consider other factors that would appropriately reflect management’s performance.  Those conditions continued throughout 2009 and 2010, in the committee’s view.  Therefore, in 2008, and continuing for 2009 and 2010, the Executive Officer Incentive Plan was frozen, and no bonuses were paid under it.

In light of the financial institutions industry conditions, however, the committee also concluded that the executive officers total cash compensation should remain at current levels despite the freezing of the Executive Officers Incentive Plan because in the committee’s view it was appropriate in a time of economic uncertainty for the executive’s cash compensation to be less dependent on the achievement of performance standards and that the other, more long term focused aspects of the Company’s compensation program, such as option awards and the performance bonus plan, were sufficient to continue to motivate the executive officers.

The revised Executive Officer Incentive Plan would decrease the maximum bonus amount from 125% of the executive’s base salary to 25% and would change the criteria for obtaining a bonus from a return on average equity threshold to performance measures defined in the plan compared to a peer group approved by the committee.  The committee will set the new performance measures and levels annually.  The committee feels strongly that the revised incentive plan will motivate the executive’s without encouraging undue risk-taking.  Based on the median total compensation paid to the peer group as previously discussed, the committee felt that there should be additional long-term compensation should the Company outperform its peer group.  If each of Messrs. McCormick, Cushing, and Salvador earn the maximum bonus amount, they would receive $220,000, $160,000 and $127,500 respectively.

The annual bonuses for the Company’s other executive officers, including Mr. Leonard and Mr. Schreck, are paid pursuant to the Trustco Bank Senior Incentive Plan, which is designed to provide participants with the opportunity for annual incentive awards for achievement of objectives as established by the Chief Executive Officer, Mr. McCormick.  The Compensation Committee annually reviews and approves the decisions made under the Senior Incentive Plan.  A major component of the decision-making with respect to awards under the plan is Trustco Bank’s performance under its profit plan.  For each year, a profit plan is developed and submitted to the board of directors for approval.  The profit plan establishes targeted levels for return on assets, total assets, total deposits, and net income.  The participant’s bonus amount, measured as a percentage of annual salary of a participant, is determined in the sole discretion of the Chief Executive Officer, with such determination taking into account Trustco Bank’s performance in the year just ended with respect to the profit plan and the participant’s contribution to such performance.  The return on equity of the Company and Trustco Bank and other performance measures are also taken into account.  For 2010, Mr. McCormick determined, after reviewing Trustco Bank’s performance, that the incentive award to be made to each of Mr. Leonard, and Mr. Schreck should be 26% of base salary, which amounted to $37,704 and $58,500, respectively.

Employment Agreements

As discussed in more detail below, TrustCo and Trustco Bank have entered into employment agreements (which are substantially identical to each other) with Messrs. McCormick, Cushing, and Salvador that generally provide for their annual compensation, termination and severance benefits, change of control benefits, and various other personal benefits.  The Compensation Committee reviews the terms and conditions of the employment agreements in connection with its annual consideration of the Company’s compensation programs.  Each of the employment agreements renewed for a new three-year term effective January 1, 2011.  After a review, the committee felt no changes were necessary to the existing agreements.

As described below, after discussion with the executive officers, the committee decided to freeze the TrustCo and Trustco Bank SERP as of December 31, 2008.  The employment agreements now provide that the executive officers will receive an amount annually, in addition to base salary, equal to the incremental amount that would have been credited for the year to the executive’s supplemental account balance under the SERP as such plan was in effect on December 31, 2007, and had it not been amended to cease additional benefit accruals following December 31, 2008.  The change would result in no additional benefit for the executive officers except they would receive an amount equal to the annual SERP contribution plus related interest directly instead of upon their retirement.  The executives also may now participate in TrustCo’s Profit Sharing/401(k) Plan.  The amounts already accrued in the SERP will remain deferred until the executive officer retires or is otherwise entitled to receive the balance in the SERP.

Long-Term Incentive Program

In addition to annual compensation, TrustCo also has implemented a long-term incentive compensation program.  TrustCo believes that motivation with respect to long-term goals is achieved through an ownership culture that encourages long-term performance by executive officers through the use of stock-based awards. TrustCo’s long-term incentive program includes equity incentives and its Performance Bonus Plan.

Equity Incentives.  In 2010, the committee and the board of directors approved the TrustCo Bank Corp NY 2010 Equity Incentive Plan, the terms of which are discussed in more detail under Item 2 “TrustCo Corp NY 2010 Equity Incentive Plan.”  The Plan was established to advance the interests of TrustCo and its shareholders by providing to executive officers an opportunity to acquire equity ownership in the Company along with the incentive advantages inherent in that equity ownership.

It is the responsibility of the Compensation Committee to determine the time and amount of awards and the other terms and conditions of the awards, including the exercise price, vesting schedule, and expiration dates.  The Compensation Committee’s actions are ultimately judgments based upon the committee’s ongoing assessment and understanding of TrustCo and its executive officers, the performance of its executive officers, and whether an award would provide an appropriate incentive to the executive officers’ contribution to TrustCo’s future performance.  Awards are designed to ensure each executive officer has a sense of ownership in the financial growth of the Company.

In 2010, no grants were issued under the Company’s existing 2004 Stock Option Plan.  The committee felt a better strategy was to design a new long-term incentive plan.  The committee felt the structure of the 2010 Equity Incentive Plan was more appropriate in motivating the executive officers in building shareholder value while not encouraging undue risk taking.

Performance Bonus Plan.  The second aspect of TrustCo’s long-term incentive program is its Performance Bonus Plan, which generally provides compensation to the Company’s senior executive officers (Messrs. McCormick, Cushing, and Salvador) in the event of a change in control of the Company.  The Compensation Committee believes that regional banking institutions such as the Company are continually subject to being acquired by third parties.  It is the belief of the Compensation Committee that following a “change of control” (as defined in the Performance Bonus Plan) TrustCo’s senior executive officers would not have the same level of responsibility as they currently have with TrustCo and that their compensation would thus be adversely affected by the control change.  Because executives may perceive significant risks regarding acquisition transactions (such as the risk of reduced authority and compensation described above), TrustCo and Trustco Bank implemented a Performance Bonus Plan that, along with the change in control benefits available under the employment agreements, is designed to encourage highly qualified executives to remain with the Company and to attract other executives as may be necessary. Through the Performance Bonus Plan, senior executive officers are encouraged to remain with TrustCo and Trustco Bank and seek to increase shareholder value.

Under the Performance Bonus Plan, the senior executive officers have been awarded units, the ultimate value of which is based upon the appreciation in value of TrustCo’s common stock between the date of the award and the occurrence of a “change in control” as defined in the plan.  The units so awarded vest fifteen days prior to the scheduled closing date of a change in control, upon the occurrence of an unannounced change in control, or upon a participant’s termination of employment for reasons other than cause within one year prior to a change in control.  Payment to a participant under the plan must be made within ten days after the change in control.

The Compensation Committee believes that the definition of change in control (which is substantially the same as the definition contained in the senior executives’ employment agreements and is substantially the definition set forth in the U.S. Treasury Department regulations under Section 409A of the Internal Revenue Code) is customary within the banking industry and that the circumstances under which change in control payments would be made are reasonable.  (The change in control definition is described below under “Executive Compensation Payments and Awards.”)  Each of the Company’s senior executive officers has been awarded an equal number of Performance Bonus Units.  The Company does not make annual awards of units under the Performance Bonus Plan; rather, the units were awarded at the plan’s inception in 1997 and have subsequently been awarded only when a person becomes a senior executive officer.

The Compensation Committee believes the Performance Bonus Plan continues to enhance the goal of an ownership culture through long-term incentives thereby advancing the interest of the Company and its shareholders.

Retirement Plans

The retirement plans available to TrustCo’s officers and employees include the Retirement Plan of Trustco Bank, the Trustco Bank Profit Sharing/401(k) Plan, and the Company’s Supplemental Retirement Plan.

Retirement Plan and Profit Sharing/401(k) Plan.  The Trustco Bank Retirement Plan is a defined benefit pension plan pursuant to which annual retirement benefits are based on years of service to a maximum of 30 years and average annual earnings of the highest five consecutive years during the final ten years of service.  The defined benefit retirement plan is fully funded by Trustco Bank contributions.  The Retirement Plan was “frozen,” in 2006 and there will be no new participants in the plan.  Participants in the plan during 2006 are entitled to benefits accrued as of December 31, 2006.  TrustCo and the Compensation Committee believe that, for companies nationwide, the primary vehicle for employee retirement benefits is the 401(k) savings plan.  To meet increased employee expectations in this regard, TrustCo enhanced its Profit Sharing Plan in 2006 to include a 401(k) feature, thereby making this the primary retirement plan for TrustCo.

Each of the executive officers named in this proxy statement participates in the Retirement Plan.  Previously, until 2009, the senior executive officers were not eligible to participate in the Profit Sharing/401(k) Plan in light of their participation in the Executive Officer Incentive Plan, and the negative aspect that their participation in the plan could have had on other plan participants.  Beginning January 1, 2009, TrustCo’s senior executive officers became eligible to participate in the Profit Sharing/401(k) Plan following the freezing of the Executive Officer Incentive Plan.  When the Executive Office Incentive Plan was reinstated effective February 1, 2011, the executive officers once again became ineligible to participate in the Profit Sharing/401(k) Plan.  However, the Compensation Committee felt that, based on the changes made to the Executive Officer Incentive Plan that substantially reduced the maximum bonus amount payable, the executive officers should be able to participate in the Profit Sharing/401(k) Plan, and the committee recommended the adoption of an amendment to the plan authorizing executive officer participation.

Supplemental Retirement Plan. The SERP is an unfunded, nonqualified, and non-contributory deferred compensation plan. The amounts of supplemental retirement benefits payable under the plan are actuarially calculated to achieve a benefit at normal retirement that approximates the difference between (i) the total retirement benefit the participant would have received under the Trustco Bank Retirement Plan without taking into account limitations on compensation, annual benefits, and years of service and (ii) the retirement benefit the participant is projected to receive under the Trustco Bank Retirement Plan at normal retirement (up to a maximum of $7,000,000).  The Company’s annual contribution to the SERP (through 2008) and its current direct cash payments to each participant (which are described below) are determined pursuant to a formula set forth in the plan.  The Compensation Committee had established the plan to provide the supplemental benefits described above; however, neither the annual contributions to the SERP nor the direct annual payments to be made to the senior executive officers beginning in 2009 in lieu of the SERP contributions were specifically evaluated by the Compensation Committee in determining annual compensation

The Compensation Committee believes that the SERP together with the Retirement Plan and the Profit Sharing/401(k) Plan promote executive retention and allow the executive to focus on the long-term success of TrustCo.  Participation in the SERP is limited to a select group of executives of TrustCo who are highly compensated employees, and an employee must be selected by the board of directors to participate in the Plan.  In December 2008, as a result of the effect of Section 409A of the Internal Revenue Code and its implanting regulations, which added, under certain circumstances, a six-month period prior to the executive receiving the vested benefit that would be paid upon retirement or separation from service,  TrustCo’s senior executives made a recommendation to the Compensation Committee to freeze the SERP effective December 31, 2008 and requested that the amount of the Company’s annual contribution to the SERP plus interest for each officer instead be paid directly to each officer.  The committee considered the request and decided to add a corresponding amendment to the SERP such that the annual increment to be added to the SERP plus interest be paid directly to the executive officer (in addition to the SERP amendments already under consideration by the committee to achieve compliance with Section 409A of the Internal Revenue Code) to freeze future Company contributions to the SERP.  All assets currently accrued in the SERP will remain until the separation of service of the executive.

Executive Compensation Payments and Awards

The following table sets forth, for the fiscal year ended December 31, 2010, the compensation paid to or accrued on behalf of the most highly compensated executive officers of TrustCo.  Each of the executive officers described in the following table (with the exception of Robert M. Leonard and Eric W. Schreck) has an employment agreement and a supplemental retirement agreement.

Summary Compensation Table

	Year	Salary	(1) Bonus	Stock Awards	(2) Option Awards	Non-equity Incentive Plan Compensa-tion	(3) Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings	(4) All Other Compensa-tion	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. McCormick President & Chief Executive Officer, TrustCo and Trustco Bank	2010 2009 2008	880,000 880,000 380,000	- - - - 342,000	- - - - - -	- - - - 132,000	- - - - - -	16,661 15,438 11,018	367,463 373,374 230,598	1,264,124 1,268,812 1,095,616
Robert T. Cushing Executive Vice President & Chief Financial Officer, TrustCo and Trustco Bank	2010 2009 2008	610,000 610,000 305,000	- - - - 274,500	- - - - - -	- - - - 66,000	- - - - - -	25,570 24,399 20,755	295,071 248,085 211,766	930,641 882,484 878,021
Scot R. Salvador Executive Vice President & Chief Banking Officer, TrustCo and Trustco Bank	2010 2009 2008	460,000 460,000 225,000	- - - - 202,500	- - - - - -	- - - - 66,000	- - - - - -	11,987 10,984 7,312	225,082 210,223 145,458	697,069 681,207 646,270
Robert M. Leonard Secretary, TrustCo and Trustco Bank and Senior Vice President, Trustco Bank	2010 2009 2008	150,000 130,000 120,000	37,704 28,600 26,400	- - - - - -	- - - - 8,800	- - - - - -	10,090 9,363 6,812	32,731 20,709 11,574	230,525 188,672 173,586
Eric W. Schreck Treasurer, TrustCo and Senior Vice President, Trustco Bank	2010	225,000	58,500	- -	- -	- -	7,861	41,264	332,625

Summary Compensation Table Footnotes:

(1)
The bonus payments included in column (d) for Messrs. McCormick, Cushing, and Salvador were calculated in accordance with the Executive Officer Incentive Plan and any supplemental bonus approved by the board of directors.  No bonuses were paid to or accrued for these executives during 2010 and 2009.  The bonus payments for Mr. Leonard and Mr. Schreck are based upon the Trustco Bank Senior Incentive Plan.  The operation of these plans is discussed in the “Compensation Discussion and Analysis.”

(2)
Included in column (f) is the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation-Stock Compensation” for the stock option awards in 2008 (no option grants were made in 2010 and 2009).  The assumptions made in the valuation of the awards are described in the footnotes to TrustCo’s consolidated financial statements for the years ended December 31, 2010 and 2009.

(3)
The information contained in column (h) is derived from the increase in value of vested benefits accrued under the Trustco Retirement Plan.  See the table “Pension Benefits” for more details on the methodology followed to perform these calculations and a discussion of TrustCo and Trustco Bank retirement benefits generally.

(4)
Included in column (i) are all other compensation paid to the named executive officers including tax expenses (of $34,700, $43,300, $33,200, $11,400 and $11,400 for Messrs. McCormick, Cushing, Salvador, Leonard, and Schreck, respectively, for 2010) incurred on personal use of auto, health insurance, tax planning assistance, and personal use of clubs.  Also included in this column is compensation paid for 2010 pursuant to the Employment Agreements of Messrs. McCormick, Cushing, and Salvador, which provide for each of them to receive an amount equal to the incremental amount that would have been credited to them for 2010 under the TrustCo Supplemental Retirement Plan had such plan not been amended to cease additional benefit accruals following December 31, 2008.  For 2010, the Company paid $280,000, $188,700, and $141,000 to Messrs. McCormick, Cushing, and Salvador, respectively.  TrustCo sponsors a 401(k)/Profit Sharing Plan for all employees where the Company offers to match employee contributions to certain limits.  For 2010, the Company match for the 401(k)/Profit Sharing Plan for Messrs. McCormick, Cushing, and Salvador was $11,025, for Mr. Leonard $6,500, and for Mr. Schreck $10,100.

TrustCo and Trustco Bank have entered into employment contracts with Messrs. McCormick, Cushing, and Salvador. Under these agreements, which are substantially the same, each officer’s annual compensation is his base salary (in 2010, $880,000, $610,000, and $460,000, respectively).  In subsequent years, the annual base salary of each officer may not be less than his annual base salary for the preceding calendar year, and each officer is entitled to participate fully in any disability, death benefit, retirement, executive incentive compensation, or pension plans maintained by TrustCo or Trustco Bank.  Commencing in 2009, in addition to the annual compensation, each executive is to be paid annually an amount equal to the incremental amount plus interest that would have been credited for the year to the executive’s supplemental account balance under the Trustco Supplemental Retirement Plan as the plan was in effect on December 31, 2007, and had it not been amended to cease additional benefit accruals following December 31, 2008.

Upon termination of the executive’s employment due to retirement, disability, death, or termination of executive for any reason other than good cause (as defined in the employment agreements) within two years after a change in control (also as defined in the agreements), TrustCo must, for the longer of the life of the executive or the life of his spouse, reimburse the executive or his spouse for otherwise unreimbursed medical expenses, including medical insurance premiums.  These benefits are in addition to the general disability, death benefit, retirement, and pension plans maintained by TrustCo and Trustco Bank.  The employment agreements generally define retirement as the earliest retirement date applicable to the executive in question under the Retirement Plan of Trustco Bank.  The term “disability” is defined as a mental or physical condition (i) in the opinion of a physician mutually agreed upon by the board of directors of TrustCo and Trustco Bank and the executive officer that will prevent the executive officer from carrying out the material job responsibilities or duties to which he was assigned at the time the disability was incurred, and (ii) is expected to last for an indefinite duration or a duration of more than six months.

In the event the employment of Messrs. McCormick, Cushing or Salvador is terminated for any reason other than good cause or retirement at the mandatory retirement age within twelve months prior to a change in control, or a change in control occurs while the executive is employed by either or both of TrustCo or Trustco Bank, then the executive will receive an amount equal to 2.99 times his then-current annual compensation, to be paid in a single lump sum within 10 days of termination.  The employment agreement also provides for a gross-up payment in the event that the amount payable upon an officer’s termination under the employment agreement or any other agreement is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.  In addition, each employment agreement provides for the payment in full of each officer’s retirement, pension, and profit sharing plan compensation; the cost of any legal expenses incurred as a result of such termination; and, unless the termination was for good cause, the transfer of the executive officer’s company car (at book value) and country club membership.

Under the employment agreements, “good cause” means the executive’s commission of an act of fraud, embezzlement, or theft constituting a felony against either of TrustCo or Trustco Bank as finally determined by a court of competent jurisdiction or an unequivocal admission by the executive.

Also under the employment agreements, a “change in control” means a change in the ownership of TrustCo, a change in the effective control of TrustCo or Trustco Bank, or a change in the ownership of a substantial portion of the assets of TrustCo or Trustco Bank (as provided in Section 409A of the Internal Revenue Code and any guidance or regulations under Section 409A). These regulations provide the following:

•
subject to certain exceptions specified in the agreements, a change in the ownership of TrustCo or Trustco Bank occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of TrustCo that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of TrustCo or Trustco Bank;

•
a change in the effective control occurs only on the date that either: (i) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of TrustCo or Trustco Bank possessing 30% or more of the total voting power of the stock of TrustCo or (ii) a majority of members of TrustCo’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of TrustCo’s board of directors prior to the date of the appointment or election; or

•
a change in the ownership of a substantial portion of TrustCo’s or Trustco Bank’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from TrustCo or Trustco Bank that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of TrustCo immediately prior to such acquisition or acquisitions.  For this purpose, gross fair market value means the value of the assets of TrustCo, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Each of the employment agreements defines “termination” to include the unilateral election of the executive to terminate this agreement and his employment with TrustCo and Trustco Bank after a change of control or the executive otherwise experiences a “separation from service” with TrustCo and Trustco Bank as that term is defined under Section 409A of the Internal Revenue Code.

TrustCo and Trustco Bank must provide indemnification rights and benefits to each executive to the fullest extent permitted by law and the charter or bylaws of TrustCo and Trustco Bank. Any amendment or revision to such charter or bylaws that adversely affects the indemnification rights or benefits available to the executive under such charter or bylaws as of January 1, 2008 will not be effective against the executive unless the executive has consented in writing to such amendment or revision.  Further, the indemnification provided under the agreements will be in addition to any other rights to which the executive may be entitled under the charter or bylaws of TrustCo and Trustco Bank or any statute, other agreement, vote of stockholders or disinterested directors, or otherwise.

Awards Under Option Plans

For 2010, there were no grants of stock options or other equity-based awards, nor did any of the executive officers whose compensation is disclosed in this proxy statement exercise any previously granted stock options. The following table sets forth a summary of the outstanding equity awards at December 31, 2010.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date(1)
	(#)	(#)	($)
Robert J. McCormick	300,000	0	13.55	11/19/2014
	200,000	0	12.15	01/21/2015
	120,000	80,000	9.91	06/01/2017
	60,000	90,000	8.29	06/02/2018
Robert T. Cushing	100,000	0	13.55	11/19/2014
	100,000	0	12.15	01/21/2015
	60,000	40,000	9.91	06/01/2017
	30,000	45,000	8.29	06/02/2018
Scot R. Salvador	50,000	0	11.83	07/24/2012
	150,000	0	13.55	11/19/2014
	100,000	0	12.15	01/21/2015
	90,000	60,000	9.91	06/01/2017
	30,000	45,000	8.29	06/02/2018
Robert M. Leonard	23,000	0	9.75	03/16/2011
	7,500	0	11.83	07/24/2012
	7,500	0	13.55	11/19/2014
	7,500	0	12.15	01/21/2015
	4,500	3,000	9.91	06/01/2017
	4,000	6,000	8.29	06/02/2018

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date(1)
	(#)	(#)	($)
Eric W. Schreck	7,500	0	11.83	07/24/2012
	7,500	0	13.55	11/19/2014
	7,500	0	12.15	01/21/2015
	3,000	3,000	9.91	06/01/2017
	4,000	6,000	8.29	06/02/2018

(1)	Stock options are exercisable for 10 years from the date of grant.

In addition to the stock option grants noted above, the Company has previously issued awards under the TrustCo Bank Corp NY Performance Bonus Plan.  Awards have been made to Messrs. McCormick, Cushing, and Salvador under this plan and to former Chief Executive Officer Robert A. McCormick.  As further discussed above in the Compensation Discussion and Analysis, the value of the Performance Bonus Units is based upon the appreciation in value of TrustCo’s common stock between the date of the award and the occurrence of a “change of control” as defined in the plan.  In 1997, Mr. Cushing was awarded 524,702 units at a split-adjusted price of $5.95 per unit.  In 2004, Robert J. McCormick was awarded 524,702 units at a price of $10.78 and in 2004, Mr. Salvador was awarded 524,702 units at a price of $13.15.  The unit prices were the TrustCo stock price on the day of the award.  These units have no expiration date and are not valued for accounting purposes until a change of control has occurred.

Pensions and Nonqualified Deferred Compensation Benefits

As discussed in the Compensation Discussion and Analysis, TrustCo sponsors a defined benefit pension plan and a Profit Sharing/401(k) Plan.  Benefits under the pension plan were frozen effective December 31, 2006, and the plan closed to new participants effective that date.

Benefits are based on years of service and the employee’s highest average compensation during five consecutive years of the final ten years of employment.  Compensation reflects that compensation which is treated as FICA wages without regard to the Social Security taxable wage base.  Compensation also includes any amounts that are treated as salary reduction contributions and used to purchase nontaxable benefits under Section 125 or 401(k) of the Internal Revenue Code, but excludes bonuses, overtime, commissions, and other incentive pay.  A participant’s normal retirement benefit under the pension plan is an annual pension benefit commencing on his or her normal retirement date payable in an amount equal to a “Regular Benefit” plus a “Supplemental Benefit,” calculated as follows:

Regular Benefit:
1.	December 31, 1988 accrued benefit; plus
2.	1.25% of his or her average annual compensation, multiplied by creditable service after December 31, 1988 up to thirty years; plus

Supplemental Benefit:
3.	0.65% of his or her average annual compensation in excess of his or her covered compensation after December 31, 1988 multiplied by creditable service up to 35 years.

The following table presents a summary of benefits payable to each of the named executive officers under the pension plan.

Pension Benefits
(December 31, 2010)
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Year
		(#)	($)	($)
Robert J. McCormick	Retirement Plan of Trustco Bank	11	168,936	--
Robert T. Cushing	Retirement Plan of Trustco Bank	13	300,278	--
Scot R. Salvador	Retirement Plan of Trustco Bank	11	115,058	--
Robert M. Leonard	Retirement Plan of Trustco Bank	18	103,059	--
Eric W. Schreck	Retirement Plan of Trustco Bank	18	74,921	--

(1)
The Present Value of Accumulated Benefits was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles for 2010, with the retirement age being assumed to be the normal retirement age as defined in the plan.

Executives Eligible for Early Retirement:  Participants in the pension plan are eligible for early retirement at age 55 and 10 years of vesting service.  Early retirement benefits are determined using the same formula that is used for normal retirement benefits, but are reduced as follows:

Age at Early Retirement Date	Percent of Regular Benefit	Percent of Supplemental Benefit
64	96%	93.33%
63	92%	86.67%
62	88%	80.00%
61	84%	73.33%
60	80%	66.67%
59	76%	63.33%
58	72%	60.00%
57	68%	56.67%
56	64%	53.33%
55	60%	50.00%

Of the named executive officers, only Robert T. Cushing is eligible for early retirement.

The following table provides information regarding nonqualified deferred compensation earned by the named executive officers.

Nonqualified Deferred Compensation
(December 31, 2010)

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at End of Last Fiscal Year
	($)	($)	($)	($)	($)
Robert J. McCormick	--	--	--	--	1,584,836
Robert T. Cushing	--	--	--	--	3,244,059
Scot R. Salvador	--	--	--	--	722,574

Under TrustCo’s Supplemental Retirement Plan, the amount of the supplemental retirement benefit payable to a participant is based upon contributions by TrustCo that are actuarially calculated to achieve a benefit at normal retirement that approximates the difference between (a) the total retirement benefit the participant would have received under TrustCo’s defined benefit retirement plan without taking into account limitations imposed by the defined benefit plan and applicable law on compensation, annual benefits, and years of service, and (b) the retirement benefit the participant is projected to receive under the defined benefit retirement at normal retirement.  The Supplemental Retirement Plan provides benefits based upon years of service to a maximum of 40 years.  The supplemental account balance of a participant on any valuation date may not exceed $7 million.

Payments to participants are made after the participant has terminated employment with TrustCo or Trustco Bank and has either completed five years of vested service or is eligible for early retirement under the retirement plan.  Each of the plan participants has completed five years of vested service and is therefore vested in the supplemental retirement benefit aggregate amount above.  Benefits can be paid in a lump sum or spread over a period of five years in the case of normal retirement.  As discussed in the Compensation Discussion and Analysis, the supplemental retirement benefit has been frozen and no new contributions were made on behalf of the participants.  As noted previously, the annual increment that would have been added to the SERP aggregate balance was paid subsequent to 2010 directly to the named executive officer as follows:

Robert J. McCormick	$280,000
Robert T. Cushing	188,700
Scot R. Salvador	141,000

Potential Post-Employment Payments

As discussed above, Robert J. McCormick, Robert T. Cushing, and Scot R. Salvador have entered into employment contracts with the Company that provide for post-employment benefits in the case of retirement, death, or disability and in a change of control.  (The meanings of those terms are discussed under “Executive Compensation Payments and Awards.”)  Additionally, in a change of control, the interests of Messrs. McCormick, Cushing, and Salvador vest in the TrustCo Performance Bonus Plan units they were awarded and in their benefits under the medical and life insurance programs.

The following table reflects the amount of compensation payable to each of the named officers, including Messrs. McCormick, Cushing, and Salvador, in the event of termination of such executive’s employment.  The amounts would be paid in accordance with each person’s employment agreement (if any) and other benefit plans and agreements as discussed in the preceding sections.  The amounts shown assume that such termination was effective as of December 31, 2010, and thus include amounts earned through such time, and are estimates of the amounts which would be paid out to the executives upon their termination.  The amounts shown relating to stock options and performance bonus units are based on the closing value of TrustCo common stock on December 31, 2010, which was $6.34.  Using that value, all options and the performance bonus units awarded to Messrs. McCormick and Salvador would have no value.  The actual amounts to be paid out can only be determined at the time of such executive’s termination of employment.

Termination and Change in Control Payments

	Termination for “Good Cause”(1)	Resignation by Officer Without Change in Control	Termination by Company Without Cause and Without Change in Control(2)	Retirement(3) Without Change in Control or Termination Upon Disability(4)	Death(5)	Termination and Change in Control
Robert J. McCormick
Salary and Bonus	$--	$--	$3,507,000	$--	$600,000	$2,631,200
Insurance and other perquisites(6)	--	--	425,872	425,872	425,872	475,872
Pension benefits(7)	168,936	168,936	168,936	168,936	168,936	168,936
Supplemental Retirement Plan	--	1,584,836	1,584,836	1,584,836	1,584,836	1,584,836
TOTAL	$168,936	$1,753,772	$5,686,644	$2,179,644	$2,779,644	$4,860,844

Robert T. Cushing
Salary and Bonus	$--	$--	$2,396,100	$--	$600,000	$1,823,900
Insurance and other perquisites(6)	--	352,989	352,989	352,989	352,989	402,989
Pension benefits(7)	300,278	300,278	300,278	300,278	300,278	300,278
Supplemental Retirement Plan	--	3,244,059	3,244,059	3,244,059	3,244,059	3,244,059
Performance bonus plan	--	--	--	--	--	204,634
TOTAL	$300,278	$3,897,326	$6,293,426	$3,897,326	$4,497,326	$5,975,860

Scot R. Salvador
Salary and Bonus	$--	$--	$1,803,000	$--	$600,000	$1,375,400
Insurance and other perquisites(6)	--	--	455,728	455,728	455,728	505,728
Tax gross up payment	--	--	--	--	--	740,465
Pension benefits(7)	115,058	115,058	115,058	115,058	115,058	115,058
Supplemental Retirement Plan	--	722,574	722,574	722,574	722,574	722,574
TOTAL	$115,058	$837,632	$3,096,360	$1,293,360	$1,893,360	$3,459,225

	Termination for “Good Cause”(1)	Resignation by Officer Without Change in Control	Termination by Company Without Cause and Without Change in Control (2)	Retirement(3) Without Change in Control or Termination Upon Disability(4)	Death(5)	Termination and Change in Control
Robert M. Leonard
Salary and Bonus	$--	$--	$--	$--	$300,000	$--
Pension benefits(7)	103,059	103,059	103,059	103,059	103,059	103,059
TOTAL	$103,059	$103,059	$103,059	$103,059	$403,059	$103,059

Eric W. Schreck
Salary and Bonus	$--	$--	$--	$--	$450,000	$--
Pension benefits(7)	74,921	74,921	74,921	74,921	74,921	74,921
TOTAL	$74,921	$74,921	$74,921	$74,921	$524,921	$74,921

(1)
“Good Cause” means the named executive officer’s commission of an act of fraud, embezzlement, or theft constituting a felony against either of the Company or Trustco Bank as finally determined by a court of competent jurisdiction or an unequivocal admission by the executive officer.

(2)
The amounts in this column represent the payments due under the remaining term of the employment agreements of Messrs. McCormick, Cushing, and Salvador, assuming no changes in the amount of base salary.  The employment agreements renewed on January 1, 2011 for a new term of three years each.  Mr. Leonard and Mr. Schreck do not have employment agreements with the Company.

(3)
“Retirement” means termination of employment at the earliest retirement date applicable to the named executive officer under the Trustco Bank pension plan.  As of December 31, 2010, only Mr. Cushing was eligible to receive retirement benefits under such plan.  Please also refer to the Pension Benefits table and the related discussion.

(4)
“Disability” means a mental or physical condition which (i) in the opinion of a physician mutually agreed upon the by board of directors of the Company and Trustco Bank and the named executive officer, will prevent such officer from carrying out the material job responsibilities or duties to which the officer was assigned at the time the disability was incurred and (ii) is expected to last for an infinite duration or a duration of more than six months.

(5)
The Company provides a death benefit to all employees through a third party insurance company under which it makes a payment in the amount of two year’s salary of the deceased employee (but not more than $600,000), to the surviving spouse, if any, of the deceased employee.

(6)
Includes the estimated cost, using the assumptions used for financial reporting purposes under generally accepted accounting principles, of health and life insurance for the lifetime of the named officer or his spouse, plus an estimated $40,000 for the transfer of the officer’s company car and $10,000 for the transfer of club membership when contractually required.

(7)
The actuarial present value of the named executive officer’s accumulated benefit under Trustco Bank pension plan, determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles.  Benefits under the plan will be paid in accordance with the terms of the plan, which do not provide for payment of benefits in a lump sum.

Compensation Policies and Practices that Present Material Risks to the Company

The Compensation Committee believes strongly that the compensation structure for the executive officers or any employee at TrustCo should not encourage undue risk taking.  As discussed in the Compensation Discussion and Analysis, the Company’s executive officer compensation program includes cash and equity components with both short term (annual bonus) and longer-term (equity incentive plan, among others) performance measurement periods.  Also as discussed, benefits under TrustCo’s compensation program may be forfeited if the executive does not remain employed at TrustCo.  Further, the 2010 Equity Incentive Plan expressly provides that the TrustCo board and the Compensation Committee must work together to ensure that the implementation of the plan, in conjunction with the Company’s other compensation policies and practices, does not create risks that are reasonably likely to have a material adverse effect on the Company.  As such, after a review of the Company’s compensation policies and procedures, the Compensation Committee has concluded that the policies are not reasonably likely to have a material adverse affect on the Company.

Director Compensation

2010 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonequity Incentive Plan Compensa-tion	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings	All Other Compensa-tion	Total
	($)	($)	($)	($)	($)	($)	($)
Dennis A. De Gennaro	120,000	--	--	--	--	--	120,000
Robert A. McCormick	120,000	--	--	--	--	517,190(1)	637,190
Joseph A. Lucarelli	120,000	--	--	--	--	--	120,000
Thomas O. Maggs Dr. Anthony J.	120,000	--	--	--	--	--	120,000
Marinello	120,000	--	--	--	--	--	120,000
William D. Powers William J.	120,000	--	--	--	--	--	120,000
Purdy	120,000	--	--	--	--	--	120,000

(1)
Includes $300,000 paid under a consulting agreement and for the noncompetition covenant set forth in that agreement, retirement and pension plan payments of $89,200 and perquisites of $128,000 (including tax payments on such benefits of $60,000).

Directors who are not also executive officers of TrustCo or Trustco Bank were paid a meeting fee of $10,000.  Directors also may participate in TrustCo’s Directors Stock Option Plan and Directors Performance Bonus Plan.

The Directors Stock Option Plan provides for periodic grant of options to directors as approved by the Compensation Committee of the board (composed of all independent directors).  The option price is set as the market price on the day the grants are awarded, although no awards under the plan were made in 2010.  Outstanding options held by directors are as follows:

Robert A. McCormick*	532,500
Joseph A. Lucarelli	13,395
Thomas O. Maggs	4,000
Anthony J. Marinello, MD, PhD	13,395
William D. Powers	8,000
William J. Purdy	13,395

*Includes 524,500 options awarded to Mr. McCormick while he was President and Chief Executive Officer of TrustCo and Trustco Bank.

TrustCo directors who are not also employees of TrustCo or Trustco Bank are eligible to participate in the TrustCo Bank Corp NY Directors Performance Bonus Plan, which was adopted by the TrustCo board in 1997.  Under the Directors Performance Bonus Plan, nonemployee directors are eligible to be awarded “units,” the value of which is based upon the appreciation in value of TrustCo’s common stock between the date of the award and the occurrence of a “change in control” as defined in the Directors Performance Bonus Plan.  (The definition of change in control is the same as the definition contained in the employment agreements for TrustCo’s named executive officers, which were described previously.)  The units so awarded vest and payments under the Directors Performance Bonus Plan are to be made, only upon the occurrence of a change in control.  Each nonemployee director has been awarded 34,981 units under the Directors Performance Bonus Plan at a base price of $5.95 per unit, except for Mr. Lucarelli, whose base price is $8.59 per unit, Mr. Maggs, whose base price is $10.59 per unit and Mr. De Gennaro whose base price is $6.33 per unit.  Mr. McCormick was awarded 1,399,205 units at a price of $5.95 per unit in 1997 as the Company’s Chief Executive Officer.  The Directors’ Performance Bonus Plan allows awards given to an employee who is or becomes a director to retain those awards even after the employee has terminated employment so long as he or she remains a director.

TrustCo and Robert A. McCormick have entered into a consulting agreement under which Mr. McCormick serves as a consultant to the board of directors of TrustCo and to the board of directors of each of its affiliates, rendering to such boards and to individual members of such boards consulting services and advice on an as-needed basis with respect to matters pertaining to TrustCo and its affiliates.  The services rendered are advisory only, and Mr. McCormick's services as a consultant are rendered at such times and places as are mutually convenient to the boards and Mr. McCormick.

The current agreement with Mr. McCormick took effect on June 1, 2006 and has a five-year term.  On December 21, 2010, TrustCo and Mr. McCormick renewed the consulting agreement for a new term commencing on June 1, 2011 and continuing through May 31, 2016.

In compensation for the services rendered and to be rendered by Mr. McCormick under the consulting agreement and for the noncompetition covenant set forth in that agreement, TrustCo paid Mr. McCormick a 2010 fee in the amount of $300,000.  Beginning June 1, 2011 and continuing for the remainder of the term, the annual fee will be $200,000.  In the event of Mr. McCormick’s death or disability (as defined in the agreement) during the term of the consulting agreement, TrustCo will be obligated to pay to his estate or other designated beneficiary the full amount of the annual fee for the term year (June 1 to May 31) in which his death or disability occurred.  TrustCo may terminate the consulting agreement upon not less than one year’s prior written notice to Mr. McCormick.

Also, in connection with the consulting agreement Mr. McCormick is provided office facilities and the use of a personal secretary, ongoing use of a company vehicle, club, estate planning services, and tax payments on these benefits.  The cost of these is included in the table as other compensation.

Finally, under Mr. McCormick’s employment agreement, TrustCo and/or Trustco Bank will provide at no cost to Mr. McCormick and his wife, for the rest of Mr. McCormick's life, or the life of his spouse, the same health insurance benefits provided to Mr. McCormick and his family by TrustCo and Trustco Bank prior to his retirement.  TrustCo and Trustco Bank will also provide to Mr. McCormick for his life the same life insurance benefits provided to retirees by TrustCo and Trustco Bank under their life insurance plan.  As a retired employee, Mr. McCormick also participates in and receives benefits from the Trustco Retirement Plan in accordance with the plan provisions.

S.E.C. Form 10-K

TrustCo will provide without charge a copy of its Annual Report on Form 10-K upon written request.  Requests and related inquiries should be directed to: Kevin T. Timmons, TrustCo Bank Corp NY, P.O. Box 1082, Schenectady, New York 12301-1082.

Code of Conduct

Upon written request, TrustCo will provide without charge a copy of its Code of Conduct.  Requests and related inquiries should be directed to: Robert M. Leonard, Secretary, TrustCo Bank Corp NY, P.O. Box 1082, Schenectady, New York 12301-1082.

Ownership of TrustCo Common Stock by Certain Beneficial Owners

TrustCo is not aware of any person who, as of the date hereof, is the beneficial owner of more than 5% of its common stock, except as described below:

Name and Address:	Amount	Percent
Franklin Resources Inc.	6,986,378(1)	9.1%
Charles B. Johnson
Rupert H. Johnson, Jr.
Franklin Advisory Services LLC
One Franklin Parkway
San Mateo, CA 94403

BlackRock Inc.	6,433,822(2)	8.3%
40 East 52nd Street
New York, NY 10055

The Vanguard Group Inc	3,892,275(3)	5.0%
100 Vanguard Boulevard
Malvern, PA 19355

(1)
Based solely upon an amended Schedule 13G filed with the Securities and Exchange Commission (“SEC”) by the listed person on February 8, 2011, containing information as of December 31, 2010.  Franklin Resources, Inc. (“Franklin”) indicated in the filing that Franklin Advisory Services LLC had sole voting power for 6,744,293 shares and sole dispositive power for 6,980,293 shares, and Franklin Templeton Portfolio Advisory, Inc had sole voting and dispositive power for 6,085 shares.  Charles B. Johnson and Rupert H. Johnson, Jr. each owns in excess of 10% of the outstanding common stock of Franklin and are the principal stockholders of Franklin.

(2)	Based solely upon an amended Schedule 13G filed with the SEC by the listed persons on February 9, 2011, containing information as of December 31, 2010.
(3)
Based solely upon Schedule 13G filed with the SEC by the listed persons on February 10, 2011 containing information as of December 31, 2010.  Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 115,197 shares of TrustCo’s common stock as a result of its serving as investment manager of collective trust accounts.  VFTC directs the voting of these shares.

On March 1, 2011, the Trust Department of Trustco Bank held 1,220,204 shares of TrustCo common stock as executor, trustee, and agent (1.58% of outstanding shares) not otherwise reported in this proxy statement.  Neither TrustCo nor Trustco Bank has any beneficial interest in these shares.

Transactions with TrustCo and Trustco Bank Directors, Executive Officers and Associates

The Company has adopted policies and procedures for the review, approval or ratification of transactions with its directors and executive officers or their related persons, such as immediate family members.  TrustCo’s Code of Conduct requires transactions between TrustCo or Trustco Bank and any of their directors or executive officers (or their respective immediate family members) be fully disclosed and be reviewed and, if appropriate, approved by the board or board members who do not have an interest in the transaction in question.

Certain directors and executive officers of TrustCo and Trustco Bank, or corporations and firms with which these individuals are associated, are also deposit or trust customers of Trustco Bank, or have obtained loans or other extensions of credit from Trustco Bank.  TrustCo expects that they will continue to be deposit, trust, or loan customers of Trustco Bank in the future.  All such loans, however, were made in the ordinary course of business, do not involve more than normal risk of collectibility, do not present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Trustco Bank transactions with unaffiliated persons.  Further, federal regulations require that all loans or extensions of credit to TrustCo executive officers and directors by Trustco Bank be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features.  Also under federal regulations, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.  TrustCo and Trustco Bank have adopted written policies and procedures that implement these requirements.

Trustco Bank obtains legal services from, and pays fees to, Overton, Russell, Doerr and Donovan, LLP, a law firm in which Thomas R. McCormick, son of Robert A. McCormick and brother of Robert J. McCormick, is a partner.  Trustco Bank obtains such services at rates that are substantially the same as those the firm charges other clients, and the firm is one of a number of law firms that is retained by TrustCo to provide legal services to it.  During the year ended December 31, 2010, $307,752 of legal fees were paid to Overton, Russell, Doerr, and Donovan, LLP.  Also, TrustCo has entered into a consulting agreement with Robert A. McCormick as more specifically set forth previously in the discussion of Director Compensation.  Each of the loans and other transactions described above was approved by the board of directors, or appropriate board committee, in accordance with TrustCo and Trustco Bank policies.

Insurance for Indemnification of Officers and Directors

TrustCo’s bylaws provide detailed procedures to address circumstances under which an officer or director of TrustCo may seek indemnification from TrustCo and when such indemnification may be authorized.  TrustCo’s employment agreements with Robert J. McCormick, Robert T. Cushing, and Scot R. Salvador contain provisions that obligate TrustCo or Trustco Bank to indemnify the officers under certain circumstances.  The form of these agreements were filed as an exhibit to the Current Report on Form 8-K filed December 22, 2008 and an amendment to the agreement was disclosed in a Current Report on Form 8-K filed March 17, 2009.  TrustCo renewed insurance for the indemnification of its executive officers and directors of TrustCo and Trustco Bank from St. Paul Mercury Insurance Company effective for the one-year period from October 10, 2010 to October 10, 2011.  The cost of this insurance was $313,000, and coverage is provided to all executive officers and directors of TrustCo and Trustco Bank.  TrustCo’s board of directors has no knowledge of any claims made or sum paid pursuant to such insurance policy during 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires TrustCo’s directors, executive officers, and persons who own more than 10% of a registered class of TrustCo’s equity securities to file initial reports of ownership and reports of changes in ownership in TrustCo’s common stock with the S.E.C. and to furnish TrustCo with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such reports furnished to TrustCo, and written representations that no other reports were required during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements have been met, except that Mr. Schreck did not timely file one report covering one transaction.

SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in a proxy statement in connection with any forthcoming Annual Meeting of shareholders of TrustCo must be submitted to TrustCo on a timely basis.  Proposals for inclusion in TrustCo's proxy statement and form of proxy for the Annual Meeting of shareholders expected to be held in May of 2012 must meet the requirements established by the Securities and Exchange Commission for shareholder proposals and must be received by TrustCo at its principal executive offices no later than November 24, 2011.  Proposals intended to be considered at the 2012 Annual Meeting but that are not to be included in TrustCo’s proxy statement must be received at TrustCo’s principal executive offices no later than January 23, 2012.  Any such proposals, together with any supporting statements, should be directed to the Secretary of TrustCo.

TRUSTCO SHAREHOLDERS

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING TRUSTCO PROXY CARD IN THE ENVELOPE PROVIDED.  IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND ARE A SHAREHOLDER OF RECORD, PLEASE MARK THE PROXY CARD APPROPRIATELY AND RETURN IT.  HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, PLEASE ADVISE THE SHAREHOLDER OF RECORD (YOUR BANK, BROKER, ETC.) THAT YOU WISH TO ATTEND.  THAT FIRM MUST PROVIDE YOU WITH EVIDENCE OF YOUR OWNERSHIP, WHICH WILL ENABLE YOU TO GAIN ADMITTANCE TO THE ANNUAL MEETING.

APPENDIX I

TRUSTCO BANK CORP NY

2010 EQUITY INCENTIVE PLAN

December 21, 2010

Appendix 1 - Page 1

TrustCo Bank Corp NY

2010 EQUITY INCENTIVE PLAN

December 21, 2010

TABLE OF CONTENTS

1.	Establishment, Purpose, and Effective Date of Plan	3
2.	Definitions	3
3.	Eligibility and Participation	6
4.	Administration	6
5.	Stock Subject to Plan	7
6.	Duration of Plan	8
7.	Stock Options	9
8.	Stock Appreciation Rights	12
9.	Restricted Stock	12
10.	Restricted Stock Units	14
11.	Performance Units	15
12.	Performance Shares	16
13.	Performance Goals	17
14.	Beneficiary Designation	18
15.	Rights of Employees	18
16.	Change-in-Control	18
17.	Amendment, Modification and Termination of Plan	20
18.	Tax Withholding	21
19.	Indemnification	22
20.	Incentive-Based Compensation Recovery	22
21.	Repricing	22
22.	Requirements of Law	23

Appendix 1 - Page 2

1.	Establishment, Purpose, and Effective Date of Plan.

(a)	Establishment. TrustCo Bank Corp NY, a New York corporation, hereby establishes the “TRUSTCO BANK CORP NY 2010 EQUITY INCENTIVE PLAN”.

(b)
Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing to certain key employees additional incentives and motivation toward superior performance of the Company and its Subsidiaries through the opportunity to acquire equity ownership in the Company, and by enabling the Company and its Subsidiaries to attract and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent. At the same time, the Board and Committee will work together to ensure that the implementation of the Plan, in conjunction with the Company’s other compensation policies and practices, does not create risks that are reasonably likely to have a material adverse effect on the Company.

(c)
Effective Date. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company on December 21, 2010 subject to approval of the stockholders at the Company’s 2011 Annual Meeting of Stockholders.

2.	Definitions.

(a)	Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below.

(i)	“Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit or Performance Share granted under the Plan.

(ii)	“Award Agreement” means the agreement that sets forth the terms, conditions and limitations applicable to an Award.

(iii)	“Board” means the Board of Directors of the Company.

(iv)
“Cause” means conduct of a Participant that involves the commission of an act of fraud, embezzlement or theft constituting a felony against the Company or any Subsidiary as finally determined by a court of competent jurisdiction or an unequivocal admission by the Participant.

(v)	“Code” means the Internal Revenue Code of 1986, as amended.

(vi)
“Committee” means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of two or more members, each of whom shall qualify as a “non-employee director,” as the term (or similar or successor term) is defined by Rule 16b-3, and as an “outside director” within the meaning of Code Section 162(m) and regulations thereunder.

Appendix 1 - Page 3

(vii)	“Company” means TrustCo Bank Corp NY, a New York corporation.

(viii)
“Disability” means a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months.  The Participant also will be deemed to have a “Disability” if determined to be totally disabled by the Social Security Administration.

(ix)
“Eligible Employee” means any executive, key managerial employee or other employee of the Company or its Subsidiaries, or any branch or division thereof, who is a regular, full-time, salaried employee. An Eligible Employee who, with the approval of the Board or the Committee, enters into a written agreement (a “Continuing Participant Agreement”) with the Company or its Subsidiaries to remain a continuing participant in the Plan, which such agreement will be effective upon such person ceasing to be a regular, full-time, salaried employee of the Company or a Subsidiary, shall continue to be an Eligible Employee for purposes of the Plan and shall not be deemed to incur a Separation from Service during the term of such Continuing Participant Agreement, unless, with respect to an Award that is not exempt from Code Section 409A, such person has had a Separation from Service within the meaning of Code Section 409A.

(x)
“Fair Market Value” means the closing price of the Stock as reported on the Nasdaq Global Select Market, or such other system as may supersede it, on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

(xi)
“Option” means the right to purchase Stock at a stated price for a specified period of time (subject to Section 7(c)).  For purposes of the Plan an Option may be either (1) an “Incentive Stock Option,” or “ISO” within the meaning of Section 422 of the Code, (2) a “Nonstatutory (Nonqualified) Stock Option,” or “NSO,” or (3) any other type of option encompassed by the Code.

(xii)	“Participant” means any Eligible Employee designated by the Committee to participate in the Plan.

(xiii)	“Performance Unit” means a right to receive a payment equal to the value of a performance unit granted as determined by the Committee based upon performance and pursuant to Section 11 of the Plan.

(xiv)	“Performance Share” means a right to receive a payment equal to the value of a performance share granted as determined by the Committee based on performance and pursuant to Section 12 of the Plan.

(xv)	“Period of Restriction” means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9(g) of the Plan.

Appendix 1 - Page 4

(xvi)	“Plan” means the TrustCo Bank Corp NY 2010 Equity Incentive Plan as set forth herein and any amendments hereto.

(xvii)
“Previously-Acquired Share” means a share of Stock acquired by the Participant or any beneficiary of the Participant, and if so acquired, such share of Stock has been held for a period of not less than six months, or such shorter period as the Committee may prescribe.

(xviii)	“Restricted Stock” means Stock granted to a Participant pursuant to Section 9 of the Plan.

(xix)	“Restricted Stock Unit” means a right to receive a payment equal to the value of a share of Stock, pursuant to Section 10 of the Plan.

(xx)
“Retirement” means a Participant’s Separation from Service other than for Cause or because of the Participant’ death or Disability, at or after the Participant’s (1) age 65 (“Normal Retirement Date”) or (2) age 55 (but prior to age 65), with ten or more years of service, or such other date prior to age 65 which constitutes an Early Retirement Date (“Early Retirement Date”) as defined from time to time under the Retirement Plan of Trustco Bank.  For purposes hereof, the phrase “years of service” has the meaning ascribed to the term “Credited Years of Service” under the Amended and Restated Trustco Bank and TrustCo Bank Corp NY Supplemental Retirement Plan dated January 1, 2008.

(xxi)
“Rule 16b-3” means Rule 16b-3 or any successor or comparable rule or rules applicable to Awards granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended. Rule 16b-3 generally provides exemptions from the short-swing profit recovery provisions of Section 16(b) for transactions between an issuer and its officers or directors, including the grant and exercise of options and other equity-related awards.

(xxii)
“Separation from Service” means a termination of the Participant’s employment or service with the Company and all of its controlled group members within the meaning of Code Section 409A.  Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the Company and Participant reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Participant would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than 25% of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding thirty-six month period (or the full period of services to the Company if the Participant has been providing services to the Company less than thirty-six months).  For periods during which a Participant is on a paid bona fide leave of absence (as defined in Treas. Reg. §1.409A-1(h)(1)(i)) and has not otherwise terminated employment, the Participant is treated as providing bona fide services at a level equal to the level of services that the Participant would have been required to perform to receive the compensation paid with respect to such leave of absence.  Periods during which a Participant is on an unpaid bona fide leave of absence (as defined in Treas. Reg. §1.409A-1(h)(1)(i)) and has not otherwise terminated employment are disregarded for purposes of this definition (including for purposes of determining the applicable thirty-six month period).  There is no Separation from Service of a Participant with the Company (or any of its controlled group members within the meaning of Code Section 409A) where there is a simultaneous reemployment (or commencement of service) or continuing employment (or service) of the Participant by the Company or any of controlled group members within the meaning of Code Section 409A.

Appendix 1 - Page 5

(xxiii)	“Stock” or “Common Stock” means the common stock of the Company.

(xxiv)
“Stock Appreciation Right” and “SAR” mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over a specified price fixed by the Committee on the date of grant, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant, with respect to a number of shares of Stock fixed on or before the date of grant.

(xxv)
“Subsidiary” means a corporation of which stock possessing 50% or more of the total combined voting power of all classes of its stock entitled to vote generally in the election of directors is owned in the aggregate by TrustCo Bank Corp NY directly or indirectly through one or more subsidiaries.

(xxvi)
“Ten Percent Shareholder” means an Eligible Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

(b)
Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

3.	Eligibility and Participation.

(a)
Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those Eligible Employees who, in the opinion of the Committee, are Eligible Employees in a position to contribute to the Company’s continued growth and development and to its long-term financial success.

(b)
Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

Appendix 1 - Page 6

4.	Administration.

(a)
Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), shall determine the type or types of Awards to be made under the Plan and shall designate from time to time the Eligible Employees who are to be recipients of such Awards.  The Committee is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board (or the independent member of the Board) may act as the Committee hereunder.

(b)
Delegation of Authority. The Committee may authorize the Chief Executive Officer of the Company and other senior officers of the Company to recommend officers and employees to be recipients of Awards, to determine the terms, conditions, form and amount of any such Awards, and to take such other actions which the Committee is authorized to take under the Plan, provided that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who at the time of such Awards or action are subject to Section 16 of the Exchange Act or are “covered employees” as defined in Section 162(m) of the Code.

(c)
Award Agreements. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee. The Award Agreement shall be delivered to and signed by the Participant and the Company.

5.	Stock Subject to Plan.

(a)
Number of Shares Available for Awards. The total number of shares of Stock that may be issued pursuant to Awards of Options and/or Restricted Stock under the Plan may not exceed 2,000,000, and the total number of Awards of Stock Appreciation Rights, Restricted Stock Units, Performance Units and/or Performance Shares may not exceed the equivalent of 500,000 shares. (No shares of Stock will in fact be issued by the Company upon the issuance or exercise of any or all rights under Stock Appreciation Rights, Restricted Stock Units, Performance Units or Performance Shares.) Such number of shares shall be subject to adjustment upon occurrence of any of the events indicated in Section 5(d). The shares of Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

Appendix 1 - Page 7

(b)	Reuse.

(i)
If, and to the extent an Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) (including as the result of a share-for-share exercise or the use of shares for withholding taxes), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) remain available for issuance under the Plan.

(ii)
If, and to the extent any Awards under the Plan are forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the Award are not issued to the Participant (or beneficiary) (including as a result of the use of shares for tax withholding), such shares of Stock shall (unless the Plan shall have terminated) remain available for issuance under the Plan.

(c)	Limitations on Awards to a Single Participant. Notwithstanding anything to the contrary contained in the Plan, the following limitations shall apply to Awards made hereunder:

(i)
no Participant may be granted, during any calendar year, Awards consisting of Options or Restricted Stock that are exercisable for or relate to, more than 500,000 shares of Common Stock, subject to adjustment pursuant to the provisions of Section 5(d); and

(ii)
no Participant may be granted, during any calendar year, Awards consisting of units denominated in shares of Common Stock (other than any Awards consisting of Options or Restricted Stock) covering or relating to more than 500,000 shares of Common Stock, subject to adjustment pursuant to the provisions of paragraph 5(d) hereof.

(d)
Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of Stock available for issuance under Section 5(a), subject to each outstanding Award and the other terms thereof, and the limitations set forth in Section 5(c), shall be adjusted appropriately by the number of shares the Committee determines, which determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

6.	Duration of Plan.

(a)
Duration of Plan.  The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 17 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof.  Notwithstanding the foregoing, no Award may be granted under the Plan on or after December 21, 2020.

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7.	Stock Options.

(a)
Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Options granted to each Participant.  The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

(b)
Option Price.  No Option granted pursuant to the Plan shall have an Option exercise price that is less than the Fair Market Value of the Stock on the date the Option is granted. An ISO granted to a Ten-Percent Shareholder, shall have an Option Price which is not less than 110% of the Fair Market Value of the Stock on the date the ISO is granted.

(c)
Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options. The Committee shall determine the period of time during which an Option may be exercised, which such period shall be specifically set forth in the Award Agreement; provided, however, that no Option shall be exercisable after ten years from the date of grant (five years in the case of an ISO granted to an employee who is a Ten-Percent Shareholder on the date of grant).

(d)
Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option exercise price upon exercise of any Option shall be payable to the Company in full:

(i)	in cash or its equivalent (including, for this purpose, the proceeds from a third-party broker-assisted “cashless” exercise);

(ii)	by tendering Previously-Acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option price;

(iii)	by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law; or

(iv)	by a combination of (i), (ii), and (iii), above.

The Company may not sponsor, or assist in any material way, any “cashless” exercise program pursuant to which payment for Options to be exercised is made by surrendering other Options. The prohibition of the immediately preceding sentence does not apply to third-party, broker-assisted “cashless” exercise programs as described in clause (i) above  that the Company does not sponsor or assist and payment of the exercise price of Options by tender of Previously-Acquired Shares as described in clause (ii) above.

Appendix 1 - Page 9

(e)
Limitations on ISOs. All shares authorized for issuance under the Plan may be issued pursuant to Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options:

(i)
the aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (together with any other “incentive stock options” within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and all other plans of the Company, its parent (if any) and any Subsidiary) shall not exceed $100,000.00 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options;

(ii)
any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options;

(iii)	all Incentive Stock Options must be granted within ten years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan was approved by the stockholders; and

(iv)
unless exercised, terminated, or cancelled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant (five years in the case of Incentive Stock Options granted to a Ten-Percent Shareholder).

(f)
Termination of Employment Due to Death, Disability or Retirement. In the event the employment of a Participant with the Company is terminated by reason of death, Disability, or Retirement, any outstanding Options shall vest 100% and be deemed exercisable in full as of such termination. Such options may be exercised at any time prior to the expiration date of the Options or within three years after such date of termination, whichever period is the shorter. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Code shall not be available if such options are not exercised within three months after date of termination, or twelve months in the case of Disability, provided such Disability constitutes total and permanent disability as defined in Section 22(e)(3) of the Code. If an Incentive Stock Option is not exercised within three months of termination due to Retirement, it shall be treated as a Nonstatutory (Nonqualified) Stock Option for the remainder of its allowable exercise period.

Appendix 1 - Page 10

(g)
Termination of Employment other than Due to Death, Disability or Retirement and other than for Cause. If the employment of the Participant shall terminate for any reason other than death, Disability or Retirement, or other than involuntarily for Cause, the rights under any then-outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or one month after such date of termination of employment, whichever first occurs; provided, however, that no vesting of any Options that are not vested as of the date of termination of employment shall occur after such date of termination and provided further that in the event such termination occurs after a Change-in-Control (as defined in Section 16(b) of the Plan), the rights under any then-outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or three years after such date of termination of employment, whichever first occurs.

(h)
Termination of Employment for Cause. Where termination of employment is involuntarily for Cause, rights under all Options, whether or not such Options are vested, shall terminate immediately upon such termination.

(i)
Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

(i)	the spouse, children or grandchildren of the Participant (“Immediate Family Members”);

(ii)	a trust or trusts for the exclusive benefit of such Immediate Family Members; or

(iii)	a partnership in which such Immediate Family Members are the only partners; provided, however, that with respect to any of the foregoing permissible transfers:

(i)	there may be no consideration for such transfer;

(ii)	the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7(i); and

(iii)
subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 14. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 14 hereof the term “Participant” shall be deemed to refer to the transferee. The provisions of Sections 7 and 16 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 16.

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(j)
Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

8.	Stock Appreciation Rights.

(a)
Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee.

(b)	Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.

(c)	Price. No SAR granted pursuant to the Plan shall have a price that is less than the Fair Market Value of the Stock on the date the SAR is granted.

(d)	Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive a cash payment of an amount (subject to Section 8(f) below) determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

(ii)	the number of shares with respect to which the Stock Appreciation Right is exercised.

(e)	Form and Timing of Payment. Payment for SARs shall be made in cash. Such payment shall be made as soon as reasonably practicable following the date of exercise of such SARs.

(f)	Limit of Appreciation. At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

(g)	Term of SAR. The term of an SAR granted under the Plan shall expire no later than ten years after the date of grant.

(h)
Termination of Employment. In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 7(f), 7(g) and 7(h) herein.

(i)
Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

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9.	Restricted Stock.

(a)
Grant of Restricted Stock.  Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine.  Subject to the terms and conditions of this Section 9 and the Award Agreement, upon delivery of shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, the Participant shall have all of the rights of a shareholder with respect to such Restricted Shares, subject to the terms and restrictions set forth in this Section 9 or the applicable Award Agreement or as determined by the Committee.

(b)
Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws and may add a legend to the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c)
Rights as a Shareholder. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(d)
Separation from Service Due to Death or Disability During Period of Restriction.  In the event of a Participant’s Separation from Service because of death or Disability during the Period of Restriction, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9(g) hereof shall automatically terminate upon such Separation from Service.

(e)
Separation from Service for Reasons other than Death or Disability During Period of Restriction. In the event of a Participant’s Separation from Service for any reason other than those set forth in Section 9(d) hereof during the Period of Restriction, then any shares of Restricted Stock still subject to the Period of Restriction at the date of such Separation from Service automatically shall be forfeited and returned to the Company.

(f)
Delivery of Shares.  Subject to the other provisions of the Plan, after the last day of the Period of Restriction applicable to a Participant’s shares of Restricted Stock (whether through the lapse of time or early termination as provided above), and after all conditions and restrictions applicable to such shares of Restricted Stock have been satisfied or lapsed (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such shares of Restricted Stock shall become freely transferable by such Participant.

(g)
Nontransferability During Period of Restriction. Except as provided in Section  9(f) hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Award Agreement for the grant of the Restricted Stock, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals as defined in Section 13 hereof), as specified by the Committee in its sole discretion and set forth in the Award Agreement for the grant of the Restricted Stock.

Appendix 1 - Page 13

10.	Restricted Stock Units.

(a)
Grant of Restricted Stock Units.  Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine. Restricted Stock Units shall be similar to Restricted Stock, except no shares are actually awarded to a Participant who is granted Restricted Stock Units on the date of grant, and such Participant shall have no rights of a shareholder with respect to such Restricted Stock Units.

(b)
Other Conditions and Restrictions. Payment with respect to Restricted Stock Units shall not be paid for such period of time as shall be determined by the Committee and shall be specified in the Award Agreement for the grant of the Restricted Stock Units, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals as defined in Section 13 hereof), as specified by the Committee in its sole discretion and set forth in the Award Agreement for the grant of the Restricted Stock Units. The Committee shall impose such other restrictions on Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws.

(c)	Rights as a Shareholder. A Participant shall have no voting rights, and no rights to dividends or other distributions, with respect to any Restricted Stock Units.

(d)
Separation from Service Due to Death or Disability During Period of Restriction.  In the event of a Participant’s Separation from Service because of death or Disability during the Period of Restriction, the Period of Restriction applicable to the Restricted Stock Units shall automatically terminate upon such Separation from Service.

(e)
Separation from Service for Reasons other than Death or Disability During Period of Restriction. In the event of a Participant’s Separation from Service for any reason other than those set forth in Sections 9(d) hereof during the Period of Restriction, then any Restricted Stock Units still subject to the Period of Restriction at the date of such Separation from Service automatically shall be forfeited and returned to the Company.

(f)
Payment of Restricted Stock Units.  Subject to the other provisions of the Plan, after the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by a cash payment determined by reference to the then-current Fair Market Value of Shares.

(g)
Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Restricted Stock Unit is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A.  If the Committee provides in an Award Agreement that a Restricted Stock Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

Appendix 1 - Page 14

(h)
Nontransferability. Restricted Stock Units, and all rights with respect to Restricted Stock Units, granted to a Participant under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

11.	Performance Units.

(a)
Grant of Performance Units. Subject to the provisions of Sections 5 and 6, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant.  Such entitlements of a Participant with respect to his or her outstanding Performance Units shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement.

(b)
Value of Performance Units. Each Performance Unit shall have an initial value of one hundred dollars ($100.00). The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Unit to the Participant.  The time period during which the performance goals must be met shall be called a “Performance Period”, and also is to be determined by the Committee and set forth in the Award Agreement.

(c)
Payment of Performance Units.  After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof as determined by the extent to which performance goals discussed in Section 11(b) have been met.

(d)	Form and Timing of Payment. Payment in Section 11(c) above shall be made in cash. Payment may be made in a lump sum or installments as prescribed by the Committee and set forth in the Award Agreement.

(e)	Rights as a Shareholder. A Participant shall have no voting rights, and no rights to dividends or other distributions, with respect to any Performance Units.

(f)
Separation from Service Due to Death, Disability or Retirement During Performance Period.  In the event of a Participant’s Separation from Service because of death, Disability or Retirement during the Performance Period, the holder of a Performance Unit shall receive a prorata payment based on the number of months’ service during the Performance Period but taking into account the achievement of performance goals during the entire Performance Period. Payment shall be made as specified in the applicable Award Agreement after completion of the applicable Performance Period at the time payments are made to Participants who did not have a Separation from Service during the Performance Period.

Appendix 1 - Page 15

(g)
Separation from Service for Other Reasons During Performance Period. In the event of a Participant’s Separation from Service for any reason other than death, Disability or Retirement during the Performance Period, all Performance Units shall be forfeited.

(h)	Nontransferability. No Performance Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

(i)
Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Performance Unit shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A.  If the Committee provides in an Award Agreement that a Performance Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

12.	Performance Shares.

(a)
Grant of Performance Shares. Subject to the provisions of Sections 5 and 6, Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant.  Such entitlements of a Participant with respect to his or her outstanding Performance Shares shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement.

(b)
Value of Performance Shares. Each Performance Share initially shall represent one share of Stock.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Share to the Participant.  The time period during which the performance goals must be met shall be called a “Performance Period”, and also is to be determined by the Committee and set forth in the Award Agreement.

(c)
Payment of Performance Shares.  After a Performance Period has ended, the holder of a Performance Share shall be entitled to receive in cash the value thereof as determined by the extent to which performance goals discussed in Section 12(b) have been met.

(d)	Form and Timing of Payment. Payment in Section 12(c) above shall be made in cash. Payment may be made in a lump sum or installments as prescribed by the Committee and set forth in the Award Agreement.

(e)
Separation from Service Due to Death, Disability or Retirement During Performance Period.  In the event of a Participant’s Separation from Service because of death, Disability or Retirement during the Performance Period, the holder of a Performance Share shall receive a prorata payment based on the number of months’ service during the Performance Period but taking into account the achievement of performance goals during the entire Performance Period. Payment shall be made as specified in the applicable Award Agreement after completion of the applicable Performance Period at the time payments are made to Participants who did not have a Separation from Service during the Performance Period.

Appendix 1 - Page 16

(f)
Separation from Service for Other Reasons During Performance Period. In the event of a Participant’s Separation from Service for any reason other than death, Disability or Retirement during the Performance Period, all Performance Shares shall be forfeited.

(g)	Nontransferability. No Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

(h)
Compliance With Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Performance Unit and Performance Share shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A.  If the Committee provides in an Award Agreement that a Performance Share or Performance Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Section 409A.

13.	Performance Goals.

(a)
For purposes of Sections 9, 10, 11 and 12 hereof, “performance goals” shall mean the criteria and objectives, determined by the Committee pursuant to the Plan, which shall be satisfied or met during the Period of Restriction or Performance Period, as the case may be, as a condition to the Participant’s receipt, in the case of a grant of the Restricted Stock, of the shares of Stock subject to such grant, or in the case of Awards of Restricted Stock Units, Performance Units or Performance Shares, of payment with respect to such Awards.

(b)
In the case of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code, the performance goals shall be based on the attainment of specified levels of one or more of the following measures: basic earnings per share, basic cash earnings per share, diluted earnings per share, diluted cash earnings per share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average shareholders’ equity, cash return on average shareholders’ equity, return on average tangible shareholders’ equity, cash return on average tangible shareholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, growth in fees and service charges income, loan production volume, growth in loan originations and loan origination fees, non-performing loans, loan charge offs (or net charge offs), allowance for loan losses, cash flow, regulatory capital ratios, deposit levels, tangible assets, improvement in or attainment of working capital levels, maintenance of asset quality, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, pre-tax pre-provision core operating earnings, any other performance criteria established by the Committee and any combination of the foregoing.

Appendix 1 - Page 17

(c)
If an Award is intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code, the performance goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code (generally, prior to the 90th day of the applicable Performance Period), and the regulations promulgated thereunder. Performance goals may be particular to an Eligible Employee or the department, branch, Affiliate or division in which the Eligible Employee works, or may be based on the performance of the Company, one or more Affiliates, the Company and one or more Affiliates or a particular line of business, and may, but need not be, based upon a change or an increase or positive result, and shall cover such period as the Committee may specify. Performance goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions; provided that in the case of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code, such inclusion or exclusion shall be made in compliance with Section 162(m) of the Code.

(d)
Upon completion of the Period of Restriction or the Performance Period, as the case may be, the Committee shall certify the level of the performance goals attained and the amount of the Award payable as a result thereof.

14.	Beneficiary Designation.

Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.

15.	Rights of Eligible Employees.

(a)
Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

(b)	Participation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

16.	Change-in-Control.

(a)
In General. Except as expressly provided otherwise in an Award Agreement, in the event of a Change-in-Control of the Company as defined in Section 16(b) below, all Awards under the Plan shall vest 100%, whereupon all Options shall become exercisable in full, the restrictions applicable to Restricted Stock shall terminate, and Performance Units and Performance Shares shall be paid out based upon the extent to which performance goals during the performance period have been met up to the date of the Change-in-Control, or at target, whichever is higher, and all other Awards, including SARs and Restricted Stock Units shall be paid out based on the terms thereof.

Appendix 1 - Page 18

(b)	Definition. For purposes of the Plan, a “Change-in-Control” shall mean any one or more of the following:

(i)
any individual, corporation (other than the Company or Trustco Bank, which, for purposes of this Section 16(b), are collectively referred to as the “Companies”), partnership, trust, association, pool, syndicate, or any other entity or group of persons acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, of securities of either of the Companies possessing 20% or more of the voting power for the election of directors of either of the Companies; or

(ii)
there shall be consummated any consolidation, merger or other business combination involving either of the Companies or the securities of either of the Companies in which holders of voting securities immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of either of the Companies (or, if either of the Companies does not survive such transaction, voting securities of the entity or entities surviving such transaction) having 60% or less of the total voting power in an election of directors of either of the Companies (or such other surviving entity or entities); or

(iii)
during any period of two consecutive years, individuals who at the beginning of such period constitute the directors of either of the Companies cease for any reason to constitute at least a majority thereof unless the election, or nomination for election by either of the Companies’ shareholders, of each new director of either of the Companies was approved by a vote of at least two-thirds of the directors of either of the Companies then still in office who were directors of either of the Companies at the beginning of any such period; or

(iv)	removal by the stockholders of all or any of the incumbent directors of either of the Companies other than a removal for cause; or

(v)
there shall be consummated at any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of either of the Companies to a party which is not controlled by or under common control with either of the Companies; or

(vi)	an announcement of any of the events described in subparagraphs (i) through (v) above, including but not limited to a press release, public statement or filing with federal or state regulators.

(c)
Compliance with Section 409A.  Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Change-in-Control that is not a “Qualified Change-in-Control” (as defined below) occurs, and payment or distribution of an Award constituting deferred compensation subject to Section 409A of the Code would otherwise be made or commence on the date of such Change-in-Control (pursuant to the Plan, the Award Agreement or otherwise), (i) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (ii) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Section 409A, and (iii) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (ii), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee.  The Committee shall not extend the period to exercise an Option or SAR to the extent that such extension would cause the Option or SAR to become subject to Code Section 409A.  Additionally, the Committee shall not take any action pursuant to this Section 16 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

Appendix 1 - Page 19

(d)
Qualified Change-in-Control Defined.  For purposes hereof, a “Qualified Change-in-Control” means a Change-in-Control that qualifies as a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v) and the regulations promulgated thereunder.

17.	Amendment, Modification and Termination of Plan.

(a)
Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the shareholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

(i)	except as is provided in Section 5(d), increase the maximum number of Shares that may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 5(a);

(ii)	except as is provided in Section 5(d), decrease the minimum Option Price or Grant Price requirements of Sections 7(b) and 2(a)(xxiv), respectively;

(iii)	change the class of persons eligible to receive Awards under the Plan;

(iv)	change the performance goals described in Sections 9, 10, 11, 12 and 13.

Appendix 1 - Page 20

(v)	extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 7 or Section 8, as applicable; or;

(vi)	otherwise require shareholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), and/or so that any Award that is intended to qualify as Performance-Based Compensation shall qualify for the performance-based compensation exception under Code Section 162(m) (or any successor provision), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) any amendment or modification of any Award or Award Agreement must comply with Section 21.

(b)
Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 5(d)) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to an Award intended to be an ISO shall be made only to the extent consistent with such intent, unless the Board or the Committee determines otherwise, and any such adjustment that is made with respect to an Award that is intended to qualify as performance-based compensation under Code Section 162(m) (or any successor provision) shall be made consistent with such intent. Additionally, neither the Board nor the Committee shall make any adjustment pursuant to this Section 17 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments shall be conclusive and binding on Participants under the Plan.

18.	Tax Withholding.

(a)
Tax Withholding. The Company shall deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

Appendix 1 - Page 21

(b)
Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding that would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

19.	Indemnification.

Each Person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.	Incentive-Based Compensation Recovery.

Notwithstanding any other provision to the contrary of the Plan, any Award or agreement relating to an Award, any Award and any shares of Stock, cash or other compensation received by an Eligible Employee pursuant to this Plan that constitute incentive-based compensation may be subject to recovery by the Company under any compensation recovery, recoupment or clawback policy that the Company may adopt from time to time, including without limitation any policy that the Company may be required to adopt under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations of the U.S. Securities and Exchange Commission thereunder or the requirements of any national securities exchange on which the Stock may be listed. Each Eligible Employee shall promptly return any such incentive-based compensation that the Company determines it is required to recover from such Eligible Employee under any such policy.

21.	Repricing.

Notwithstanding any provision of the Plan to the contrary, neither the Board nor a Committee may authorize the repricing of an Award without the prior approval of the Company’s shareholders. For this purpose, the term “repricing” shall mean any of the following or any other action that has the same effect: (a) to lower the exercise price or price per share of an Award after it is granted, (b) to purchase for cash or shares an outstanding Award at a time when its exercise price or price per share exceeds the Fair Market Value of the Stock, (c) to take any other action that is treated as a repricing under generally accepted accounting principles or (d) to cancel an Award at a time when its exercise price or price per share exceeds the Fair Market Value of the Stock in exchange for another Award or Company equity. For purposes of this Section 21, however, an adjustment pursuant to Section 5(d) shall not be deemed to be a repricing.

Appendix 1 - Page 22

22.	Requirements of Law.

(a)
Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b)
Governing Law. The Plan and all Award Agreements and other agreements hereunder shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the choice of law principles thereof, except to the extent superseded by applicable United States federal law. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(c)
Code Section 409A. Anything under the Plan or an Award Agreement to the contrary notwithstanding, to the extent applicable, it is intended that any Awards under the Plan which provide for a “deferral of compensation” subject to Section 409A of the Code and rules, regulation and guidance issued thereunder (collectively, Code Section 409A) shall comply with the provisions of Code Section 409A and the Plan and all applicable Awards shall be construed and applied in a manner consistent with this intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Participant upon a Separation from Service of the Participant (within the meaning of Treasury Regulation Section 1.409A-1(h)) (other than due to the Participant’s death), occurring while the Participant shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)) of the Company or applicable Subsidiary, shall not be paid until the earlier of (x) the date that is six months following such Separation from Service or (y) the date of the Participant’s death following such Separation from Service.

(d)
Plan Unfunded. The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award.  Proceeds from the sale of shares of Stock pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

Appendix 1 - Page 23

APPENDIX II

TRUSTCO BANK CORP NY

2010 DIRECTORS EQUITY INCENTIVE PLAN

December 21, 2010

Appendix II – Page 1

TrustCo Bank Corp NY

2010 DIRECTORS EQUITY INCENTIVE PLAN

December 21, 2010

TABLE OF CONTENTS

1.	Establishment, Purpose, and Effective Date of Plan	3
2.	Definitions	3
3.	Eligibility and Participation	5
4.	Administration	6
5.	Stock Subject to Plan	6
6.	Duration of Plan	7
7.	Stock Options	7
8.	Stock Appreciation Rights	9
9.	Restricted Stock	10
10.	Beneficiary Designation	11
11.	Rights of Director	11
12.	Change-in-Control	12
13.	Amendment, Modification and Termination of Plan	13
14.	Tax Withholding	15
15.	Indemnification	15
16.	Repricing	15
17.	Requirements of Law	16

Appendix II – Page 2

1.           Establishment, Purpose, and Effective Date of Plan.

(a)	Establishment. TrustCo Bank Corp NY, a New York corporation, hereby establishes the “TRUSTCO BANK CORP NY 2010 DIRECTORS EQUITY INCENTIVE PLAN”.

(b)
Purpose. The purpose of this Plan is to advance the interest of stockholders and the Company by attracting and retaining members of the Board and to encourage them to acquire a larger ownership in the Company. The resulting increased proprietary interest in the Company increases Directors’ incentives to continue active service as Directors and to oversee the continued success and growth of the Company.

(c)
Effective Date. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company on December 21, 2010 subject to approval of the stockholders at the Company’s 2011 Annual Meeting of Stockholders.

2.	Definitions.

(a)	Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below.

(i)	“Award” means any Stock Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

(ii)	“Award Agreement” means the agreement that sets forth the terms, conditions and limitations applicable to an Award.

(iii)	“Board” means the Board of Directors of the Company.

(iv)
“Cause” means conduct of a Participant that involves the commission of an act of fraud, embezzlement or theft constituting a felony against the Company or any Subsidiary as finally determined by a court of competent jurisdiction or an unequivocal admission by the Participant.

(v)	“Code” means the Internal Revenue Code of 1986, as amended.

(vi)
“Committee” means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of two or more members, each of whom shall qualify as a “non-employee director,” as the term (or similar or successor term) is defined by Rule 16b-3, and as an “outside director” within the meaning of Code Section 162(m) and regulations thereunder.

(vii)	“Company” means TrustCo Bank Corp NY, a New York corporation.

(viii)	“Director” means a member of the Board or of the board of directors of Trustco Bank.

Appendix II – Page 3

(ix)
“Disability” means a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months. The Participant also will be deemed to have a “Disability” if determined to be totally disabled by the Social Security Administration.

(x)
“Fair Market Value” means the closing price of the Stock as reported on the Nasdaq Global Select Market, or such other system as may supersede it, on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

(xi)
“Option” means the right to purchase Stock at a stated price for a specified period of time (subject to Section 7(c)). For purposes of the Plan an Option may be either (1) a “Nonstatutory (Nonqualified) Stock Option,” or “NSO” or (2) any other type of option encompassed by the Code. No Option under this Plan may be an “Incentive Stock Option,” or “ISO” within the meaning of Section 422 of the Code.

(xii)
“Participant” means any Director designated by the Committee to participate in the Plan, except that employees of the Company or its subsidiaries who are also Directors shall not be eligible to receive grants under the Plan.

(xiii)	“Period of Restriction” means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9(g) of the Plan.

(xiv)	“Plan” means the TrustCo Bank Corp NY 2010 Directors Equity Incentive Plan as set forth herein and any amendments hereto.

(xv)
“Previously-Acquired Share” means a share of Stock acquired by the Participant or any beneficiary of the Participant, and if so acquired, such share of Stock has been held for a period of not less than six months, or such shorter period as the Committee may prescribe.

(xvi)	“Restricted Stock” means Stock granted to a Participant pursuant to Section 9 of the Plan.

(xvii)
“Rule 16b-3” means Rule 16b-3 or any successor or comparable rule or rules applicable to Awards granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended. Rule 16b-3 generally provides exemptions from the short-swing profit recovery provisions of Section 16(b) for transactions between an issuer and its officers or directors, including the grant and exercise of options and other equity-related awards.

Appendix II – Page 4

(xviii)
“Separation from Service” means a termination of the Participant’s service with the Company and all of its controlled group members within the meaning of Code Section 409A. Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the Company and Participant reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Participant would perform after such date (including as an employee or as an independent contractor) would permanently decrease to no more than 25% of the average level of bona fide services performed (including as an employee or an independent contractor) over the immediately preceding thirty-six month period (or the full period of services to the Company if the Participant has been providing services to the Company less than thirty-six months). For periods during which a Participant is on a paid bona fide leave of absence (as defined in Treas. Reg. §1.409A-1(h)(1)(i)) and has not otherwise terminated service with the Company, the Participant is treated as providing bona fide services at a level equal to the level of services that the Participant would have been required to perform to receive the compensation paid with respect to such leave of absence. Periods during which a Participant is on an unpaid bona fide leave of absence (as defined in Treas. Reg. §1.409A-1(h)(1)(i)) and has not otherwise terminated service with the Company are disregarded for purposes of this definition (including for purposes of determining the applicable thirty-six month period). There is no Separation from Service of a Participant with the Company (or any of its controlled group members within the meaning of Code Section 409A) where there is a simultaneous reemployment (or commencement of service) or continuing employment (or service) of the Participant by the Company or any of controlled group members within the meaning of Code Section 409A.

(xix)	“Stock” or “Common Stock” means the common stock of the Company.

(xx)
“Stock Appreciation Right” and “SAR” mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over a specified price fixed by the Committee on the date of grant, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant, with respect to a number of shares of Stock fixed on or before the date of grant.

(xxi)
“Subsidiary” means a corporation of which stock possessing 50% or more of the total combined voting power of all classes of its stock entitled to vote generally in the election of directors is owned in the aggregate by TrustCo Bank Corp NY directly or indirectly through one or more subsidiaries.

(b)
Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

3.	Eligibility and Participation.

(a)	Eligibility and Participation. The Committee may from time to time, subject to the provisions of the Plan, grant Awards to Directors.

Appendix II – Page 5

(b)
Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

4.	Administration.

(a)
Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), shall determine the type or types of Awards to be made under the Plan and shall designate from time to time the Directors who are to be recipients of such Awards. The Committee is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

(b)
Award Agreements. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee. The Award Agreement shall be delivered to and signed by the Participant and the Company.

5.	Stock Subject to Plan.

(a)
Number of Shares Available for Awards. The total number of shares of Stock that may be issued pursuant to Awards of Options and/or Restricted Stock under the Plan may not exceed 250,000 and the total number of Awards of Stock Appreciation Rights may not exceed the equivalent of 250,000 shares. Such number of shares shall be subject to adjustment upon occurrence of any of the events indicated in Section 5(d). The shares of Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

(b)	Reuse.

(i)
If, and to the extent an Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) (including as the result of a share-for-share exercise or the use of shares for withholding taxes), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) remain available for issuance under the Plan.

Appendix II – Page 6

(ii)
If, and to the extent any Awards under the Plan are forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the Award are not issued to the Participant (or beneficiary) (including as a result of the use of shares for tax withholding), such shares of Stock shall (unless the Plan shall have terminated) remain available for issuance under the Plan.

(c)	Limitations on Awards to a Single Participant. Notwithstanding anything to the contrary contained in the Plan, the following limitations shall apply to Awards made hereunder:

(i)
no Participant may be granted, during any calendar year, Awards consisting of Options or Restricted Stock for more than 5,000 shares of Common Stock, subject to adjustment pursuant to the provisions of Section 5(d); and

(ii)
no Participant may be granted, during any calendar year, Awards consisting of Stock Appreciation Rights covering or relating to more than 5,000 shares of Common Stock, subject to adjustment pursuant to the provisions of paragraph 5(d) hereof.

(d)
Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of Stock available for issuance under Section 5(a), subject to each outstanding Award and the other terms thereof, and the limitations set forth in Section 5(c), shall be adjusted appropriately by the number of shares the Committee determines, which determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

6.	Duration of Plan.

(a)
Duration of Plan. The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 17 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted under the Plan on or after December 21, 2020.

7.	Stock Options.

(a)
Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

(b)	Option Price. No Option granted pursuant to the Plan shall have an Option exercise price that is less than the Fair Market Value of the Stock on the date the Option is granted.

Appendix II – Page 7

(c)
Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants. The Committee shall determine the period of time during which an Option may be exercised, which such period shall be specifically set forth in the Award Agreement; provided, however, that no Option shall be exercisable after ten years  from the date of grant

(d)
Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option exercise price upon exercise of any Option shall be payable to the Company in full:

(i)	in cash or its equivalent (including, for this purpose, the proceeds from a third-party broker-assisted cashless exercise);

(ii)	by tendering Previously-Acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option price;

(iii)	by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law; or

(iv)	by a combination of (i), (ii), and (iii), above.

The Company may not sponsor, or assist in any material way, any “cashless” exercise program pursuant to which payment for Options to be exercised is made by surrendering other Options. The prohibition of the immediately preceding sentence does not apply to third-party, broker-assisted “cashless” exercise programs as described in clause (i) above that the Company does not sponsor or assist and payment of the exercise price of Options by tender of Previously-Acquired Shares as described in clause (ii) above.

(e)
Termination of Service Due to Death or Disability. In the event the service of a Participant to the Board is terminated by reason of death or Disability any outstanding Options shall vest 100% and be deemed exercisable in full as of such termination. Such options may be exercised at any time prior to the expiration date of the Options or within three years after such date of termination, whichever period is the shorter.

(f)
Termination of Service other than Due to Death or Disability and other than for Cause. If the service of the Participant shall terminate for any reason other than death or Disability, or involuntarily for Cause, the rights under any then-outstanding Option granted pursuant to the Plan shall terminate upon the expiration date of the Option or one month after such date of termination of service, whichever first occurs; provided, however, that no vesting of any Options that are not vested as of the date of termination of service shall occur after such date of termination.

(g)
Termination of Service for Cause. Where a Participant’s termination of service is involuntarily for Cause, the Participant’s rights under all Options (whether or not such Options are vested) shall terminate immediately upon such termination.

Appendix II – Page 8

(h)
Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options granted to a Participant to be on terms which permit transfer by such Participant to:

(i)	the spouse, children or grandchildren of the Participant (“Immediate Family Members”);

(ii)	a trust or trusts for the exclusive benefit of such Immediate Family Members; or

(iii)	a partnership in which such Immediate Family Members are the only partners;

provided, however, that with respect to any of the foregoing permissible transfers:

(i)	there may be no consideration for such transfer;

(ii)	the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7(g); and

(iii)
subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 14. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 14 hereof the term “Participant” shall be deemed to refer to the transferee. The provisions of Sections 7 and 16 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 16.

(i)
Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

8.	Stock Appreciation Rights.

(a)
Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee.

(b)	Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs.

Appendix II – Page 9

(c)	Price. No SAR granted pursuant to the Plan shall have a price that is less than the Fair Market Value of the Stock on the date the SAR is granted.

(d)	Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount (subject to Section 8(f) below) determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

(ii)	the number of shares with respect to which the Stock Appreciation Right is exercised.

(e)	Form and Timing of Payment. Payment for SARs shall be made in cash. Such payment shall be made as soon as reasonably practicable following the date of exercise of such SARs.

(f)	Limit of Appreciation. At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

(g)	Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years from the date of grant.

(h)
Termination of Service. In the event the service of a Participant is terminated, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 7(e), 7(f) and 7(g) herein.

(i)
Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

9.	Restricted Stock.

(a)
Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Subject to the terms and conditions of this Section 9 and the Award Agreement, upon delivery of shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, the Participant shall have all of the rights of a shareholder with respect to such Restricted Shares, subject to the terms and restrictions set forth in this Section 9 or the applicable Award Agreement or as determined by the Committee.

(b)
Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws and may add a legend to the certificates representing Restricted Stock to give appropriate notice of such restrictions.

Appendix II – Page 10

(c)
Rights as a Shareholder. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction and shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(d)
Termination of Service Due to Death or Disability. In the event the service of a Participant to the Board is terminated by reason of death or Disability, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9(g) hereof shall automatically terminate upon such Separation from Service.

(e)
Termination of Service other than Due to Death or Disability. If the service of the Participant shall terminate for any reason other than death or Disability, then any shares of Restricted Stock still subject to the Period of Restriction at the date of such Separation from Service automatically shall be forfeited and returned to the Company.

(f)
Delivery of Shares. Subject to the other provisions of the Plan, after the last day of the Period of Restriction applicable to a Participant’s shares of Restricted Stock (whether through the lapse of time or early termination as provided above), and after all conditions and restrictions applicable to such shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such shares of Restricted Stock shall become freely transferable by such Participant.

(g)
Nontransferability During Period of Restriction. Except as provided in Section 9(f) hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Award Agreement for the grant of the Restricted Stock, or upon earlier satisfaction of other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement for the grant of the Restricted Stock.

10.	Beneficiary Designation.

Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.

Appendix II – Page 11

11.	Rights of Director.

(a)
Directorship. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s service as a Director with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right (or the right of the Company’s stockholders) to terminate such relationship at any time, with or without cause, to the extent permitted by applicable law.

(b)	Participation. No Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

12.	Change-in-Control.

(a)
In General. Except as expressly provided otherwise in an Award Agreement, in the event of a Change-in-Control of the Company as defined in Section 12(b) below, all Awards under the Plan shall vest 100%, whereupon all Options shall become exercisable in full, SARs shall be paid out based on the terms thereof and the restrictions applicable to Restricted Stock shall terminate.

(b)	Definition. For purposes of the Plan, a “Change-in-Control” shall mean any one or more of the following:

(i)
any individual, corporation (other than the Company or Trustco Bank, which, for purposes of this Section 12(b), are collectively referred to as the “Companies”), partnership, trust, association, pool, syndicate, or any other entity or group of persons acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, of securities of either of the Companies possessing 20% or more of the voting power for the election of directors of either of the Companies; or

(ii)
there shall be consummated any consolidation, merger or other business combination involving either of the Companies or the securities of either of the Companies in which holders of voting securities immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of either of the Companies (or, if either of the Companies does not survive such transaction, voting securities of the entity or entities surviving such transaction) having 60% or less of the total voting power in an election of directors of either of the Companies (or such other surviving entity or entities); or

(iii)
during any period of two consecutive years, individuals who at the beginning of such period constitute the directors of either of the Companies cease for any reason to constitute at least a majority thereof unless the election, or nomination for election by either of the Companies’ shareholders, of each new director of either of the Companies was approved by a vote of at least two-thirds of the directors of either of the Companies then still in office who were directors of either of the Companies at the beginning of any such period; or

Appendix II – Page 12

(iv)	removal by the stockholders of all or any of the incumbent directors of either of the Companies other than a removal for cause; or

(v)
there shall be consummated at any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of either of the Companies to a party which is not controlled by or under common control with either of the Companies; or

(vi)	an announcement of any of the events described in subparagraphs (i) through (v) above, including but not limited to a press release, public statement or filing with federal or state regulators.

(c)
Compliance with Section 409A. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Change-in-Control that is not a “Qualified Change-in-Control” (as defined below) occurs, and payment or distribution of an Award constituting deferred compensation subject to Section 409A of the Code would otherwise be made or commence on the date of such Change-in-Control (pursuant to the Plan, the Award Agreement or otherwise), (i) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (ii) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Section 409A, and (iii) in the event any such payment or distribution is deferred in accordance with the immediately preceding clause (ii), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee. The Committee shall not extend the period to exercise an Option or SAR to the extent that such extension would cause the Option or SAR to become subject to Code Section 409A. Additionally, the Committee shall not take any action pursuant to this Section 16 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

(d)
Qualified Change-in-Control Defined. For purposes hereof, a “Qualified Change-in-Control” means a Change-in-Control that qualifies as a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v) and the regulations promulgated thereunder.

13.	Amendment, Modification and Termination of Plan.

(a)
Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the shareholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3 and (ii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

Appendix II – Page 13

(i)	except as is provided in Section 5(d), increase the maximum number of Shares that may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 5(a);

(ii)	except as is provided in Section 5(d), decrease the minimum Option Price or Grant Price requirements of Sections 7(b) and 8(c), respectively;

(iii)	change the class of persons eligible to receive Awards under the Plan;

(iv)	extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 7 or Section 8, as applicable; or;

(v)	otherwise require shareholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3) or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) any amendment or modification of any Award or Award Agreement must comply with Section 16.

(b)
Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 5(d)) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Additionally, neither the Board nor the Committee shall make any adjustment pursuant to this Section 17 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments shall be conclusive and binding on Participants under the Plan.

Appendix II – Page 14

14.	Tax Withholding.

(a)
Tax Withholding. The Company shall deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

(b)
Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding that would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.	Indemnification.

Each Person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.	Repricing.

Notwithstanding any provision of the Plan to the contrary, neither the Board nor a Committee may authorize the repricing of an Award without the prior approval of the Company’s shareholders. For this purpose, the term “repricing” shall mean any of the following or any other action that has the same effect: (a) to lower the exercise price or price per share of an Award after it is granted, (b) to purchase for cash or shares an outstanding Award at a time when its exercise price or price per share exceeds the Fair Market Value of the Stock, (c) to take any other action that is treated as a repricing under generally accepted accounting principles or (d) to cancel an Award at a time when its exercise price or price per share exceeds the Fair Market Value of the Stock in exchange for another Award or Company equity. For purposes of this Section 16, however, an adjustment pursuant to Section 5(d) shall not be deemed to be a repricing.

Appendix II – Page 15

17.	Requirements of Law.

(a)
Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b)
Governing Law. The Plan and all Award Agreements and other agreements hereunder shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the choice of law principles thereof, except to the extent superseded by applicable United States federal law. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(c)
Code Section 409A. Anything under the Plan or an Award Agreement to the contrary notwithstanding, to the extent applicable, it is intended that any Awards under the Plan which provide for a “deferral of compensation” subject to Section 409A of the Code and rules, regulation and guidance issued thereunder (collectively, Code Section 409A) shall comply with the provisions of Code Section 409A and the Plan and all applicable Awards shall be construed and applied in a manner consistent with this intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Participant upon a Separation from Service of the Participant (within the meaning of Treasury Regulation Section 1.409A-1(h)) (other than due to the Participant’s death), occurring while the Participant shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)) of the Company or applicable Subsidiary, shall not be paid until the earlier of (x) the date that is six months following such Separation from Service or (y) the date of the Participant’s death following such Separation from Service.

(d)
Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of shares of Stock pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

Appendix II – Page 16

REVOCABLE PROXY TRUSTCO BANK CORP NY

ANNUAL MEETING OF SHAREHOLDERS
May 19, 2011

This proxy is solicited on behalf of the Board of Directors of TrustCo Bank Corp NY for the Annual Meetingof Shareholders to be held at Mallozziʼs Restaurant, 1930 Curry Road, Rotterdam, NY 12303, on May 19, 2011.

The person whose name and signature appears hereon hereby appoints Paul Heiner and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote as indicated herein all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, to be held at Mallozziʼs Restaurant, 1930 Curry Road, Rotterdam, NY 12303, at 4:00 p.m. (local Time) on Thursday, May 19, 2011 and at any adjournment or postponements thereof.

The Board of Directors of TrustCo Bank Corp NY recommends a vote”FOR” all nominees for election ofdirector, “FOR” Proposals 2, 3, 4 and 6 and “FOR” the “THREE YEARS” Option on Proposal 5.

The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Noticeof the Annual Meeting, the Proxy Statement and Annual Report.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGEPAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

➧    FOLD AND DETACH HERE         ➧

TRUSTCO BANK CORP NY — ANNUAL MEETING, MAY 19, 2011

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.

The Notice of the Annual Meeting, the Proxy Statement and Annual Report are available online at:

http://www.cfpproxy.com/6892

You can vote in one of three ways:
1. Call toll free 1-866-888-4064 on a Touch-Tone Phone. There is NO CHARGE to you for this call,
or
2. Via the Internet at https://www.proxyvotenow.com/trst and follow the instructions,
or
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
Admission Ticket	6892/7659

Please be sure to date and sign
this proxy card in the box below Please mark here if you have comments for management and write your comments in the spaces provided below
__ Sign above ______________Co-holder (if any) sign above    ____

REVOCABLE PROXY PLEASE MARK VOTES TRUSTCO BANK CORP NY Annual Meeting of Shareholders AS IN THIS EXAMPLE MAY 19, 2011 Election of Directors for a threeyear term expiring at the 2014 Annual Meeting of Shareholders. WithFor hold For Against Abstain Nominees: (01) Anthony J. Marinello MD, PhD 2. Approval of TrustCo Bank Corp NY Equity Incentive Plan.
For Against Abstain (02) William D. Powers 3. Approval of TrustCo Bank Corp NY Directors Equity Incentive Plan. For Against Abstain 4. Approval of a Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers. Please sign as your name(s) appear(s) on this proxy card, date and mail promptly in the enclosed postagepaid envelope. If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be counted. When signing as an attorney,executor, administrator, trustee or guardian, please give your full title. If a corporation or partnership, write in the full corporate or partnership name and a duly authorized officer or other person should sign.5. Approval of a Nonbinding Advisory Resolution on Years Years Year Abstain the Frequency of an Advisory Vote on Executive Compensation.    Three Year  Two Year  One YearFor Against Abstain6. Ratification of the appointment of Crowe Horwath LLP as TrustCo’s Independent Auditors for 2011.7. Such other business that properly may be brought before the meeting or any adjournments thereof.This proxy will be voted as instructed. If no choice is indicated, this proxy will be voted “FOR” all nominees, “FOR” Proposals 2, 3, 4 and 6 and “FOR” the “THREE YEARS” Option on Proposal 5.Please mark here if you plan to attend the meeting.Please be sure to date and signthis proxy card in the box below Please mark here if you have comments for management and write your comments in the spaces provided below.
__ Sign above ______________Co-holder (if any) sign above    ____
IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1 By Mail; or
2 By Telephone (using a TouchTone Phone); or
3 By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 19, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet

Call Toll-Free on a Touch-Tone Phone anytime prior to	anytime prior to
3 a.m., May 19, 2011:	3 a.m., May 19, 2011 go to
1-866-888-4064	https://www.proxyvotenow.com/trst

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/6892

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Your vote is important!